UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

RENTECH, INC.
(Name of Registrant as Specified In Its Chapter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RENTECH, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 5, 2012

You are cordially invited to attend the annual meeting of shareholders of Rentech, Inc.

Time and Date:	8:30 a.m. PDT on June 5, 2012. Check-in will begin at 7:30 a.m. PDT and you should allow ample time for the check-in procedures.

Place:	Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California 90045

Items of Business:	(1) To elect two directors for terms of three years each;

(2) To approve the Tax Benefit Preservation Plan;

(3) To ratify the selection of PricewaterhouseCoopers LLP as Rentech’s independent registered public accounting firm; and

(4) To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a Rentech shareholder as of the close of business on April 12, 2012.

Meeting Admission:	You are entitled to attend the annual meeting only if you were a Rentech shareholder as of the close of business on the Record Date or hold a valid proxy for the annual meeting, or are a guest of the Company. You should be prepared to present photo identification for admittance. If you are a registered shareholder, an admission ticket is attached to your proxy card. Please detach and bring the admission ticket with you to the meeting. Shareholders who do not present admission tickets at the meeting will be admitted only upon verification of ownership. If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you beneficially owned the shares on the Record Date for voting. Persons acting as proxies must bring a valid proxy from a record holder who owns shares as of the close of business on the Record Date. If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting.

Voting:	Your vote is very important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 4, 2012. Internet and telephone voting are available 24 hours per day. If you vote via Internet or telephone, you do not need to return a proxy card. You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card.

Los Angeles, California Date: April 27, 2012	By Order of the Board of Directors, Colin M. Morris Secretary

YOUR VOTE IS IMPORTANT

This proxy statement is furnished in connection with the solicitation of proxies by Rentech, Inc. on behalf of the Board of Directors, for the 2012 annual meeting of shareholders. The proxy statement and the related proxy form are first being distributed to shareholders on or about May 1, 2012. You can vote your shares using one of the following methods:

•	Vote through the Internet at the website shown on the proxy card.

•	Vote by telephone using the toll-free number shown on the proxy card.

•	Complete and return a written proxy card.

•	Attend Rentech’s 2012 annual meeting of shareholders and vote.

Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 4, 2012. Internet and telephone voting are available 24 hours per day. If you vote via Internet or telephone, you do not need to return a proxy card.

You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card.

APPENDIX A – Tax Benefit Preservation Plan.

RENTECH, INC.

10877 Wilshire Blvd., Suite 600

Los Angeles, California 90024

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 5, 2012

This proxy statement is furnished to shareholders in connection with the solicitation by the Board of Directors of Rentech, Inc. (“Rentech,” the “Company,” “we,” “us” or “our”) of proxies for use at the annual meeting of shareholders to be held at the Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California, on June 5, 2012 at 8:30 a.m. PDT, and at any adjournments or postponements of the meeting.

Rentech anticipates that this proxy statement and the accompanying form of proxy will be first sent or given to our shareholders on or about May 1, 2012.

VOTING SECURITIES AND VOTING RIGHTS

Only shareholders of record at the close of business on April 12, 2012 are entitled to notice of and to vote at the annual meeting or any adjournments or postponements of the meeting. On April 12, 2012, 228,415,827 shares of common stock were outstanding and held by 523 shareholders of record. Each share of common stock outstanding on that date entitles the holder to one vote on each matter submitted to a vote at the meeting. Cumulative voting is not allowed. Shares may only be voted by or on behalf of the shareholder of record. If a holder’s shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the shareholder of record.

Shareholders may vote in person or by proxy at the annual meeting. All properly executed proxies received prior to the commencement of voting at the meeting, and which have not been revoked, will be voted in accordance with the directions given. If no specific instructions are given for a matter to be voted upon, the proxy holders will vote the shares covered by proxies received by them (i) FOR the election of the two nominees to the Board of Directors; (ii) FOR the approval of the Tax Benefit Preservation Plan between Rentech, Inc. and Computershare Trust Company, N.A., as rights agent, dated August 5, 2011 (referred to as the “Tax Benefit Preservation Plan”); and (iii) FOR the ratification of the selection of PricewaterhouseCoopers LLP as Rentech’s independent registered public accounting firm.

A quorum for the transaction of business at the meeting requires the presence at the annual meeting, in person or by proxy, of the holders of not less than a majority of the issued and outstanding shares of common stock. If a quorum is present, the two nominees for election as directors who receive the greatest number of votes in favor of their election at the meeting will be elected. Cumulative voting is not allowed for the election of directors. The proposal to approve the Tax Benefit Preservation Plan will be approved if the holders of a majority of the voting power of the outstanding shares of common stock that are present in person or by proxy at the annual meeting and entitled to vote on the proposal approve the plan, and the proposal to ratify the selection of PricewaterhouseCoopers LLP as Rentech’s independent registered public accounting firm will be approved if the votes cast favoring the proposal exceed the votes cast opposing the proposal.

If brokers have not received any instruction from their customers on how to vote the customer’s shares on a particular proposal, the brokers are allowed to vote on routine matters but not on non-routine proposals. The absence of votes by brokers on non-routine matters are “broker non-votes.” Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors, the proposal to adopt the Tax Benefit Preservation Plan or the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Rentech’s independent registered public accountants.

Any shareholder giving a proxy pursuant to the present solicitation has the power to revoke it at any time before it is exercised. It may be revoked by giving a subsequent proxy or by mailing to our principal executive offices at 10877 Wilshire Boulevard, Suite 600, Los Angeles, California 90024, Attn: Secretary, an instrument of revocation. If you vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attending the meeting and giving our Secretary a vote in person (subject to the restriction that a shareholder holding shares in street name must bring to the meeting a legal proxy from the broker, bank, or other nominee holding that shareholder’s shares which confirms that shareholder’s beneficial ownership of the shares and gives the shareholder the right to vote the shares).

Rentech will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock that are held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. We have retained MacKenzie Partners, Inc. to assist us with the solicitation of proxies and will pay them an aggregate fee of $10,000 plus expenses. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, and personal solicitation by our directors, officers, and other employees. No additional compensation will be paid to our directors, officers, or other employees for these services.

The purposes of the meeting and the matters to be acted upon are set forth in the foregoing attached Notice of Annual Meeting. As of the date of this proxy statement, management knows of no other business that will be presented for consideration at the meeting. However, if any such other business shall properly come before the meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the best judgment of the persons acting under said proxies.

ELECTION OF DIRECTORS (Proxy Item 1)

There are currently nine positions on Rentech’s Board of Directors. The Board of Directors currently is divided into three classes, one of which currently consists of four directors, one of which currently consists of two directors and one of which currently consists of three directors. The directors in each class are elected for three years and until the election and qualification of their successors.

D. Hunt Ramsbottom and Halbert S. Washburn have been nominated for election as directors for a term of three years each and until their successors have qualified and are elected. The two nominees are presently members of the Board of Directors. All other members of the Board of Directors will continue in office until the expiration of their respective terms at the 2013 or 2014 annual meetings of shareholders.

If your vote is properly submitted, it will be voted for the election of the nominees, unless contrary instructions are specified. Each nominee has consented to serve if elected. Although the Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director, should that occur, the persons appointed as proxies in the accompanying proxy card will vote, unless the number of nominees or directors is reduced by the Board of Directors, for such other nominee or nominees as the Nominating Committee of the Board of Directors may propose and the Board of Directors approves.

Information Regarding Nominees for Election to the Board of Directors:

D. Hunt Ramsbottom, Chief Executive Officer, President and Director, Age 54— Mr. Ramsbottom was appointed President and as a director of Rentech in September 2005, and he was appointed Chief Executive Officer of Rentech in December 2005. Mr. Ramsbottom had been serving as a consultant to Rentech since August 2005 under the terms of a Management Consulting Agreement Rentech entered into with Management Resource Center, Inc. Mr. Ramsbottom has over 25 years of experience building and managing growth companies. Prior to accepting his position at Rentech, Mr. Ramsbottom held various key management positions including: from 2004 to 2005, as Principal and Managing Director of Circle Funding Group, LLC, a buyout firm; from 1997 to 2004, as Chief Executive Officer and Chairman of M2 Automotive, Inc., an automotive repair venture; and from 1989 to 1997, as Chief Executive Officer of Thompson PBE, a supplier of paints and related supplies, which was acquired by FinishMaster, Inc. in 1997. On April 17, 2005, M2 Automotive, Inc. completed an assignment for the benefit of its creditors pursuant to a state law insolvency proceeding. Mr. Ramsbottom holds a B.S. degree from Plymouth State College. The Board of Directors has determined that Mr. Ramsbottom brings to the Board of Directors knowledge of our business and his historical understanding of our operations gained through his service as our President and Chief Executive Officer and experience with companies as chief executive officer, principal and managing director, and therefore he should serve on the Board of Directors. In July 2011, Mr. Ramsbottom was appointed Chief Executive Officer and as a member of the board of directors of Rentech Nitrogen GP, LLC, the general partner of Rentech Nitrogen Partners, L.P. (NYSE: RNF). Rentech Nitrogen GP, LLC is one of our indirect wholly-owned subsidiaries that acts as general partner of Rentech Nitrogen Partners, L.P, one of our indirect majority-owned subsidiaries.

Halbert S. Washburn, Director and Chairman of the Board, Age 52— Mr. Washburn was appointed as a director of Rentech in December 2005, and has served as Chairman of the Board since June 2011. In July 2011, Mr. Washburn was appointed as a director of Rentech Nitrogen GP, LLC, the general partner of Rentech Nitrogen Partners, L.P. Mr. Washburn has over 25 years of experience in the energy industry. Since April 2010, Mr. Washburn has been the Chief Executive Officer of BreitBurn GP, LLC, the general partner of BreitBurn Energy Partners LP. From August 2006 until April 2010, he was the co-Chief Executive Officer and served on the board of directors of BreitBurn GP, LLC. In December 2011, he was reappointed as a member of the board of directors of BreitBurn GP, LLC . He has served as the co-President and a director of BreitBurn Energy Corporation since 1988. He also has served as a co-Chief Executive Officer and a director for Pacific Coast Energy Holdings, LLC (formerly BreitBurn Energy Holdings, LLC) and as co-Chief Executive Officer and a director of PCEC (GP), LLC (formerly BEH (GP), LLC). Mr. Washburn previously served as Chairman on the Executive Committee of the board of directors of the California Independent Petroleum Association. He also served as Chairman of the Stanford University Petroleum Investments Committee and as Secretary and Chairman of the Wildcat Committee. The Board of Directors has determined that Mr. Washburn brings to the Board of Directors knowledge of our business, extensive experience in our industry, including his service as an executive officer and director of several BreitBurn entities, and familiarity with start-up and public energy companies, and therefore he should serve on the Board of Directors.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES

Information Regarding Continuing Directors with Terms Expiring in 2013:

Michael F. Ray, Director, Age 59— Mr. Ray was appointed as a director of Rentech in May 2005 and as a director of Rentech Nitrogen GP, LLC in July 2011. Mr. Ray founded and, since 2001, has served as President of ThioSolv, LLC. ThioSolv, LLC is in the business of developing and licensing technology to the refining and chemical sector. Also, since May 2005, Mr. Ray has served as General Partner of GBTX Leasing, LLC, a company that owns and leases rail cars for the movement of liquid chemicals and salts. Since 2008, Mr. Ray has served as a member of the board of directors and the Technology Committee for OCM Cyanco Holdings, LLC, a producer of sodium cyanide in the Western United States, and a subsidiary of Oaktree Capital Management, which holds a controlling interest in the company. From 1995 to 2001, Mr. Ray served as Vice President of Business Development for the Catalyst and Chemicals Division of The Coastal Corporation, a company that principally gathered, processed, stored and distributed natural gas. Mr. Ray served as President (from 1990 to 1995), Vice President of Corporate Development and Administration (from 1986 to 1990) and Vice President of Carbon Dioxide Marketing (from 1985 to 1986) of Coastal Chem, Inc., a manufacturer of dry ice and solid carbon dioxide. Mr. Ray served as Regional Operations Manager (from 1981 to 1985) and Plant Manager (from 1980 to 1981) of Liquid Carbonic Corporation, a seller of carbon dioxide products. Mr. Ray previously served as a member of the board of directors of Coastal Chem, Inc., Cheyenne LEADS and Wyoming Heritage Society. Mr. Ray also served on the Nitrogen Fertilizer Industry Ad Hoc Committee, the University of Wyoming EPSCOR Steering Committee and Wyoming Governor’s committee for evaluating state employee compensation. The Board of Directors has determined that Mr. Ray brings to the Board of Directors experience with start-up and technology companies, familiarity with the business of developing and licensing technology and with the nitrogen fertilizer industry and directorial and governance experience as a director of Coastal Chem, Inc., and therefore he should serve on the Board of Directors.

Edward M. Stern, Director, Age 53— Mr. Stern was appointed as a director of Rentech in December 2006 and has more than 25 years of experience leading the successful development, financing and operation of major energy and infrastructure projects. Mr. Stern is the President and Chief Executive Officer of PowerBridge, LLC and under his guidance, Neptune Regional Transmission System, LLC, a PowerBridge company, has developed, constructed and, since 2007, has operated the Neptune Project, a 660 MW, 65 mile long, high-voltage, direct current, or HVDC, undersea and underground electric transmission system that interconnects the PJM market at Sayreville, New Jersey with Long Island, New York. Through PowerBridge, Mr. Stern is also leading the development of other major undersea and underground HVDC transmission projects, including the 8 mile long 660 megawatt Hudson Project, which is under construction and will interconnect the PJM market with Manhattan. Mr. Stern is also leading the development of several other large transmission and renewable energy projects domestically and abroad. From 1991 through 2003, Mr. Stern was employed by Enel North America, Inc. (a subsidiary of Enel SpA, an Italian electric utility company) and its predecessor, CHI Energy, Inc., an energy company that owned or operated nearly one hundred power plants in seven countries, specializing in renewable energy technologies including hydroelectric projects and wind farms. While at Enel North America, Inc. and CHI Energy, Inc., Mr. Stern served as General Counsel and, commencing in 1999, as President, Director and Chief Executive Officer. Mr. Stern currently serves on the board of directors of Deepwater Wind Holdings, LLC, an offshore wind energy developer and Capital Access Network, Inc., a small business lender. Mr. Stern also serves on the Advisory Board of Starwood Energy Group Global, LLC, a private equity firm specializing in energy and infrastructure investments. The Board of Directors has determined that Mr. Stern brings to the Board of Directors significant management and legal experience at energy companies, including substantial project development experience, and his directorial and governance experience as a director at numerous companies in the industry in which we operate, and therefore he should serve on the Board of Directors.

John A. Williams, Director, Age 69— Mr. Williams was appointed as a director of Rentech in November 2009. Mr. Williams has over 40 years of business experience, principally in the real estate and banking industries. Since January 2004, Mr. Williams has served as the Chief Executive Officer, President and Managing Member of Corporate Holdings, LLC, a diversified holdings company, and since November 2004, he has served as Chief Executive Officer and Managing Member of Williams Realty Advisors, LLC, a real estate fund advisor to over $3 billion in assets. Mr. Williams is currently Chairman and Chief Executive Officer of Preferred Apartment Communities, Inc., a new real estate investment trust. In 1970, Mr. Williams founded Post Properties, Inc., a developer, owner and manager of upscale multifamily apartment communities in selected markets in the United States. Mr. Williams served as Chief Executive Officer of Post Properties from 1970 until 2002, and he served on its board from inception until 2004. Mr. Williams served as Chairman for Post Properties from inception until February 2003 and Chairman Emeritus from February 2003 until August 2004. Mr. Williams currently serves on the board of directors of the Atlanta Falcons of which he is also a minority owner. Mr. Williams previously served on a variety of boards of directors, including those of NationsBank Corporation, Barnett Banks, Inc. and Crawford & Company. The Board of Directors has determined that Mr. Williams brings to the Board of Directors over 40 years of business experience and directorial and governance experience on boards of directors, and therefore he should serve on the Board of Directors.

Information Regarding Continuing Directors with Terms Expiring in 2014:

Michael S. Burke, Director, Age 49— Mr. Burke was appointed as a director of Rentech in March 2007, and he was appointed as a director of Rentech Nitrogen GP, LLC in July 2011. Mr. Burke was appointed President of AECOM Technology Corporation, or AECOM, on October 1, 2011. AECOM is a global provider of professional technical and management support services to government and commercial clients. From December 2006 through September 2011, Mr. Burke served as Executive Vice President, Chief Financial Officer of AECOM. Mr. Burke joined AECOM as Senior Vice President, Corporate Strategy in October 2005. From 1990 to 2005, Mr. Burke was with the accounting firm, KPMG LLP, where he served in various senior leadership positions, most recently as a Western Area Managing Partner from 2002 to 2005. Mr. Burke also was a member of the board of directors of KPMG from 2000 through 2005. While on the board of directors of KPMG, Mr. Burke served as the Chairman of the Board Process and Governance Committee and a member of the Audit and Finance Committee. Mr. Burke also serves on the boards of directors of various charitable and community organizations. Mr. Burke received a B.S. degree in accounting from the University of Scranton and a J.D. degree from Southwestern University. The Board of Directors has determined that Mr. Burke brings to the Board of Directors extensive accounting, financial and business experience, including experience with a public company, and therefore he should serve on the Board of Directors.

General (ret) Wesley K. Clark, Director, Age 67— General Clark was appointed as a director of Rentech in December 2010. General Clark is a businessman, educator, writer and commentator. In 2003, General Clark founded the strategic consulting firm of Wesley K. Clark & Associates, where he currently serves as Chairman and Chief Executive Officer. From June 2000 through March 2003, General Clark was a managing director at Stephens, Inc., an investment banking firm based in Arkansas. Prior to that, from June 1966 through June 2000, General Clark served in the United States Army where he held numerous staff and command positions and rose to the rank of 4-star general. He served as NATO Supreme Allied Commander and Commander in Chief of the U.S.-European Command from July 1997 through May 2000. General Clark serves on the board of directors of AMG Advanced Metallurgical Group N.V., a global producer of specialty metals and metallurgical vacuum furnace systems; BNK Petroleum Inc., an energy company focused on the acquisition, exploration and production of large oil and gas reserves; Bankers Petroleum Ltd., a Canadian based oil and gas exploration and production company; Juhl Wind Inc., a wind energy provider; Prysmian S.r.L., a provider of high-technology cables and systems for energy and telecommunication; Amaya Gaming, a Canadian company in the electronic gaming industry; Rodman & Renshaw, an investment banking firm; and is a partner in United Global Resources, LLC; a U.S. broker dealer focused on project development. General Clark previously served on the board of directors of Argyle Security, Inc., a provider of security solutions; NutraCea, a processor of rice-bran based products; and EWT, N.V., a producer of wind farms. General Clark graduated first in his class from the United States Military Academy at West Point in 1966. He received degrees in philosophy, politics and economics from Oxford University (B.A. and M.A.) where he was a Rhodes Scholar from 1966 to 1968. The Board of Directors has determined that General Clark brings to the Board of Directors extensive leadership experience, including having held high-ranking positions in the United States Army, and directorial and governance experience and familiarity with our industry as a result of having served on boards of directors of numerous companies in the renewable and alternative energy industry, and therefore he should serve on the Board of Directors.

Ronald M. Sega, Director, Age 59— Dr. Sega was appointed as a director of Rentech in December 2007. Currently, Dr. Sega serves as Vice President and Enterprise Executive for Energy and the Environment at both Colorado State University, or CSU, and Ohio State University, or OSU. He is the Woodward Professor of Systems Engineering, Director of Graduate Studies in Systems Engineering and serves as chair of the Sustainability, Energy, and Environment Advisory Committee at CSU. Dr. Sega also serves on the President’s and the Provost’s Council on Sustainability at OSU. Since 2008, Dr. Sega has served as a member of the board of directors of Woodward Governor Company, a company that designs, manufactures and services energy control systems and components for aircraft and industrial engines and turbines. Dr. Sega also serves on the Advisory Board of Ball Aerospace and Technology Corporation. From August 2005 to August 2007, Dr. Sega served as Under Secretary for the United States Air Force. In that capacity, he oversaw the recruiting, training and equipping of approximately 700,000 people and a budget of approximately $110 billion. Designated as the Department of Defense Executive Agent for Space, Dr. Sega developed, coordinated and integrated plans and programs for space systems of all Department of Defense space major defense acquisition programs. From August 2001 until July 2005, Dr. Sega was Director of Defense Research and Engineering, Office of the Secretary of Defense. Dr. Sega worked for the National Aeronautics and Space Administration, or NASA, from 1990 until 1996 and made two shuttle flights during his career as an astronaut at NASA. Dr. Sega received a B.S. in mathematics and physics from the United States Air Force Academy in 1974, a M.S. in physics from OSU in 1975, and a doctorate in electrical engineering from the University of Colorado at Boulder in 1982. The Board of Directors has determined that Dr. Sega brings to the Board of Directors a strong background in science and research, aerospace, energy and operations with significant experience in leadership positions, including those involving responsibility for large budgets, and therefore he should serve on the Board of Directors.

Dennis L. Yakobson, Director and Chairman Emeritus of the Board of Directors, Age 75— Mr. Yakobson has served as a director of Rentech since 1983 and is one of its founders. He served as the Chairman of the Board until June 2011, at which time he became Chairman Emeritus of the Board of Directors, and he served as Chief Executive Officer until December 2005. He was employed as Vice President of Administration and Finance of Nova Petroleum Corporation, Denver, Colorado, from 1981 to 1983. From 1979 to 1983, he served as a Director and Secretary of Nova Petroleum Corporation. He resigned from those positions in November 1983 to become a Director and assume the presidency of Rentech. From 1976 to 1981, he served as a Director, Secretary and Treasurer of Power Resources Corporation in Denver, a mineral exploration company, and was employed by it as the Vice President-Land. From 1975 to 1976, he was employed by Wyoming Mineral Corporation in Denver as a contract administrator. From 1971 through 1975, he was employed by Martin Marietta Corporation, Denver, as marketing engineer in space systems. From 1969 to 1971, he was employed by Martin Marietta in a similar position. From 1960 to 1969, he was employed by Grumman Aerospace Corporation, his final position with it being contract administrator with responsibility for negotiation of prime contracts with governmental agencies. He is a director of GTL Energy Pty Ltd., a private company based in Adelaide, Australia. The Board of Directors has determined that Mr. Yakobson brings to the Board of Directors knowledge of our business and, as the founder, his historical understanding of our operations combined with his experience in leadership positions, including directorial and governance experience on boards of directors, at multiple engineering and energy companies, and therefore he should serve on the Board of Directors.

Executive Officers

Information concerning the business experience of Mr. Ramsbottom, who serves as our President and Chief Executive Officer, is provided above.

Dan J. Cohrs, Executive Vice President, Chief Financial Officer and Treasurer, Age 59— Mr. Cohrs was appointed Executive Vice President and Chief Financial Officer of Rentech in October 2008. Mr. Cohrs was also Treasurer of Rentech from October 2008 until November 2009 and was re-appointed Treasurer in October 2010. Mr. Cohrs has more than 25 years of experience in corporate finance, strategy and planning, and mergers and acquisitions. From April 2008 through September 2008, Mr. Cohrs served as Chief Development and Financial Officer of Agency 3.0, LLC, a private digital advertising and consulting agency in Los Angeles, California and he was a Partner and a Board Member of Agency 3.0, LLC until September 2009. From August 2007 through September 2008, he served as Chief Development & Financial Officer of Skycrest Ventures, LLC, a private investment and consulting firm in Los Angeles that was related to Agency 3.0, LLC. From June 2006 to May 2007, Mr. Cohrs served as a consultant for finance and corporate development, as well as Interim Chief Financial Officer for several months during that period of time, for Amp’d Mobile, a private mobile media entertainment company in Los Angeles. From 2003 to 2007, Mr. Cohrs worked as an independent consultant and advised companies regarding financings, investor presentations and business plans. From November 2005 to March 2006, Mr. Cohrs served as a Visiting Senior Lecturer at Cornell University’s Johnson School of Management in the area of corporate governance. From May 1998 to June 2003, Mr. Cohrs served as Executive Vice President and Chief Financial Officer of Global Crossing Ltd. Prior to being employed at Global Crossing Ltd., Mr. Cohrs held senior positions in finance and strategy at Marriot Corporation, Northwest Airlines, Inc. and GTE Corporation, a predecessor of Verizon Communications, Inc. Mr. Cohrs earned M.S. and Ph.D. degrees in finance, economics and public policy from Cornell University’s Johnson Graduate School of Management and a B.S. degree in Engineering from Michigan State University. Mr. Cohrs was appointed Chief Financial Officer of Rentech Nitrogen GP, LLC, the general partner of Rentech Nitrogen Partners, L.P., in July 2011.

On June 1, 2007, Amp’d Mobile, Inc. filed a petition for bankruptcy under chapter 11 of title 11 of the United States Code, 11 U.S.C. § 101, et seq., or the Bankruptcy Code, with the United States Bankruptcy Court for the District of Delaware. On January 28, 2002, Global Crossing Ltd., and certain of its direct and indirect subsidiaries, filed a petition for bankruptcy under chapter 11 of title 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. On April 11, 2005, the Securities and Exchange Commission, or the SEC, Global Crossing Ltd., Mr. Cohrs (at the relevant time, the Chief Financial Officer of Global Crossing Ltd.) and other members of Global Crossing Ltd.’s senior management reached a settlement related to an SEC investigation regarding alleged violations of the reporting provisions of Section 13(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the regulations thereunder. The parties to the agreement (other than the SEC) agreed not to cause any violations of such reporting provisions in the future, and in connection with a parallel civil action, Mr. Cohrs agreed to pay a $100,000 civil penalty. In the SEC order, none of the allegations related to fraud, no party admitted liability and no other violations of securities laws were alleged. Also in connection with Global Crossing, Ltd., on July 16, 2004, Mr. Cohrs and the Secretary of the United States Department of Labor entered into a settlement agreement, the relevant restrictions of which expired on July 16, 2009, pursuant to which Mr. Cohrs agreed, among other things, that he would give notice to the Secretary, and if the Secretary objected, then he would not serve in a fiduciary capacity with respect to any plan covered by the Employee Retirement Income Security Act.

John H. Diesch, Senior Vice President Operations, Age 55— John H. Diesch was appointed Senior Vice President of Operations of Rentech in January 2008. From April 2006 to January 2008, Mr. Diesch served as President of Rentech Energy Midwest Corporation and Vice President of Operations for Rentech. From April 1999 to April 2006, Mr. Diesch served as Managing Director of Royster-Clark Nitrogen, Inc., and previously served as Vice President and General Manager of nitrogen production and distribution for IMC AgriBusiness Inc., an agricultural fertilizer manufacturer. In 1991, he joined Vigoro Industries Inc., a manufacturer and distributor of potash, nitrogen fertilizers and related products, as North Bend, Ohio Plant Manager after serving as Plant Manager, Production Manager and Process Engineer with Arcadian Corporation, a nitrogen manufacturer, Columbia Nitrogen Corp., a manufacturer of fertilizer products, and Monsanto Company, a multinational agricultural biotechnology corporation. Mr. Diesch is a former member of the board of directors of the Gasification Technologies Council and previously served as director of the Fertilizer Institute and with the Dubuque Area Chamber of Commerce, and was recently management Chairman of the Board for the Dubuque Area Labor Management Council. Mr. Diesch was appointed President and a member of the board of directors of Rentech Nitrogen GP, LLC, the general partner of Rentech Nitrogen Partners, L.P., in July 2011.

Harold A. Wright, Senior Vice President and Chief Technology Officer, Age 47— Mr. Wright was appointed Senior Vice President and Chief Technology Officer of Rentech in March 2007. Mr. Wright served as Vice President of Technology for Eltron Research & Development, a technology research and commercialization company headquartered in Boulder, Colorado, from June 2005 until February 2007. From 1991 to 2005, Mr. Wright worked at ConocoPhillips, during which time Mr. Wright served in various capacities including Director of Gas-To-Liquids, or GTL, Research and Development from February 2004 to June 2005 and director of Synthesis Gas Development from July 2000 to February 2004. In these positions, Mr. Wright was responsible for synthesis gas technology development, GTL commercial reactor design, directing GTL catalyst development and product upgrading technology development. Mr. Wright oversaw all aspects of the company’s scale-up of GTL technology, which resulted in a 400 barrel per day demonstration plant in Ponca City, Oklahoma. With 30 United States patents issued to his credit, Mr. Wright is also a registered patent agent and is authorized to practice patent law before the United States Patent and Trademark Office. Mr. Wright received a B.S. in chemical engineering, cum laude, from the University of Missouri in 1986 and a Ph.D. in chemical engineering from Purdue University in 1991.

Colin M. Morris, Senior Vice President and General Counsel, Age 39— Mr. Morris has served as Senior Vice President, General Counsel and Secretary of Rentech since October 2011. From June 2006 to October 2011, Mr. Morris served as the Vice President, General Counsel and Secretary of Rentech. Mr. Morris practiced corporate and securities law at the Los Angeles office of Latham & Watkins LLP from June 2004 to May 2006. Mr. Morris practiced corporate and securities law at the Los Angeles office of Latham & Watkins LLP from June 2004 to May 2006. From September 2000 to May 2004, Mr. Morris practiced corporate and securities law in the Silicon Valley office of Wilson, Sonsini, Goodrich and Rosati. Prior to that Mr. Morris practiced corporate and securities law in the Silicon Valley office of Pillsbury Winthrop Shaw Pittman LLP. Mr. Morris received an A.B. degree in government from Georgetown University and a J.D. from the University of California, Berkeley, Boalt Hall School of Law. Mr. Morris was appointed Senior Vice President, General Counsel and Secretary of Rentech Nitrogen GP, LLC, the general partner of Rentech Nitrogen Partners, L.P., in October 2011, and from July 2011 to October 2011, Mr. Morris served as Vice President, General Counsel and Secretary.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 10, 2012 by (i) all owners of record or those who are known to us to beneficially own more than 5% of the issued and outstanding shares of our common stock, (ii) each director and named executive officer identified in the tables under “—Executive Compensation,” and (iii) by all executive officers and directors as a group:

Directors and Named Executive Officers (1)(2)(3) Listed in alphabetical order	Amount and Nature of Beneficial Ownership (4)	Percent of Class (5)
Michael S. Burke	305,100	*
General Wesley K. Clark	102,500	*
Dan J. Cohrs	430,683	*
Colin M. Morris	409,258	*
D. Hunt Ramsbottom (6)(7)	1,725,110	*
Michael F. Ray (8)	468,837	*
Tom Samson	73,874	*
Ronald M. Sega	295,100	*
Edward M. Stern	335,100	*
Halbert S. Washburn	342,100	*
John A. Williams	988,453	*
Harold A. Wright	362,041	*
Dennis L. Yakobson (9)	611,104	*

All Directors and Executive Officers as a Group (14 persons)	6,718,224	2.9%

Beneficial Owners of More than 5%	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. (10)	12,841,335	5.6%
Vanguard Group, Inc. (11)	11,970,851	5.2%
Park West Asset Management Group (12)	11,347,503	5.0%

*	Less than 1%.
(1)	Except as otherwise noted and subject to applicable community property laws, each shareholder has sole or shared voting and investment power with respect to the shares beneficially owned. The business address of each director and executive officer is c/o Rentech, Inc., 10877 Wilshire Blvd., Suite 600, Los Angeles, CA 90024.
(2)	If a person has the right to acquire shares of common stock subject to options, time-vesting restricted stock units, or RSUs, or other convertible or exercisable securities within 60 days of April 10, 2012, then such shares (including certain RSUs that are fully vested but will not be yet paid out until the earlier of the recipient’s termination and three years from the applicable award date, subject to any required payment delays arising under applicable tax laws) are deemed outstanding for purposes of computing the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. The following shares of common stock that may be acquired within 60 days of April 10, 2012 and are included in the table above:

•	Michael S. Burke — 71,500 under options;

•	General Wesley K. Clark — 20,000 under options;

•	Dan J. Cohrs — 137,255 under options;

•	Colin M. Morris — 129,902 under options;

•	D. Hunt Ramsbottom — 483,333 under options and 373,750 under warrants;

•	Michael F. Ray — 86,500 under options;

•	Ronald M. Sega — 76,500 under options;

•	Edward M. Stern — 91,500 under options;

•	Halbert S. Washburn — 86,500 under options;

•	John A. Williams —46,500 under options;

•	Harold A. Wright — 54,902 under options;

•	Dennis L. Yakobson — 186,500 under options; and

•	all directors and named executive officers as a group —1,470,892 under options and 373,750 under warrants.

(3)	The Security Ownership table above does not include the following:

(A) Performance-vesting restricted stock units, or PSUs, held by our named executive officers, or our NEOs, that vest in full upon the value weighted average price for Rentech stock equaling $3.00 or higher for 30 consecutive days on or before October 12, 2014:

•	Dan J. Cohrs — 397,812 PSUs

•	Colin M. Morris — 190,000 PSUs;

•	D. Hunt Ramsbottom — 800,625 PSUs;

•	Harold Wright – 190,000 PSUs; and

(B) unvested RSUs and/or options that will vest assuming the continued employment of the officer or director beyond each applicable vesting date:

•	Dan J. Cohrs — 694,487 RSUs and 274,510 options;

•	Colin M. Morris — 459,622 RSUs and 109,804 options;

•	D. Hunt Ramsbottom — 1,274,949 RSUs and 466,667 options; and

•	Harold Wright – 208,052 RSUs and 109,804 options.

(4)	Information with respect to beneficial ownership is based upon information furnished by each shareholder or contained in filings with the SEC.

(5)	Based on 228,409,161 shares of common stock outstanding as of April 10, 2012.

(6)	Includes a warrant currently held by the Ramsbottom Family Living Trust for 373,750 shares. The warrant fully vested on December 31, 2011. The exercise price of the warrant is $1.82 per share. Mr. Ramsbottom is a trustor and trustee of the Ramsbottom Family Living Trust.

(7)	Includes 55,000 shares held for the benefit of Mr. Ramsbottom’s children as to which Mr. Ramsbottom disclaims beneficial ownership and 10,000 shares held by the L.E. Ramsbottom Living Trust owned by Mr. Ramsbottom’s spouse as to which Mr. Ramsbottom disclaims beneficial ownership.

(8)	Includes 7,500 shares held by Mr. Ray’s spouse’s individual retirement arrangement as to which Mr. Ray disclaims beneficial ownership.

(9)	Includes 40,000 shares held in custodial accounts as to which Mr. Yakobson disclaims beneficial ownership.

(10)

Based on information in Amendment No. 7 to a Schedule 13G filed by BlackRock, Inc., or BlackRock, with the SEC on February 8, 2012 for its holdings as of December 30, 2011. BlackRock reported that it has sole power to vote and to dispose of all 12,841,335 shares. BlackRock’s principal business office address is 40 East 52nd Street, New York, NY 10022.

(11)	Based on information in a Schedule 13G filed by The Vanguard Group, Inc., or Vanguard, with the SEC on February 10, 2012 for its holdings as of December 31, 2011. Vanguard reported that it has sole power to vote all 11,970,851 shares, and that it has the sole power to dispose of 11,712,776 of its shares and the shared power to dispose 258,075 of its shares. Vanguard’s principal business office address is 100 Vanguard Blvd., Malvem, PA 19355.

(12)	Based on information in a Schedule 13G filed by Park West Asset Management, or Park West, with the SEC on March 28, 2012 for its holdings as of March 28, 2012. Park West reported that it has sole power to vote all 11,347,503 shares, and that it has the sole power to dispose of 11,347,503 of its shares. Park West’s principal business office address is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

Equity Compensation Plan Information

The following table provides information as of December 31, 2011 with respect to our compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	16,202,000	$0.47	6,968,000
Equity compensation plans not approved by security holders	752,000	$0.95	—

Total	16,954,000	$0.49	6,968,000

The equity securities issued as compensation under shareholder approved compensation plans consist of stock options, RSUs and performance shares. The equity securities issued as compensation without shareholder approval consist of stock options, stock purchase warrants and RSUs. The stock options and stock purchase warrants have exercise prices equal to the fair market value of our common stock, as reported by the NYSE Amex, as of the date the securities were granted. The options and warrants may be exercised for a term ranging from five to ten years after the date they were granted.

Ownership of Common Units of RNP

None of the directors or named executive officers listed above directly hold any common units in Rentech Nitrogen Partners, L.P. (referred to as “RNP”). On December 13, 2011 each of Messrs. Ramsbottom, Cohrs and Morris were granted phantom units of RNP common units in the amounts of 33,273, 23,158 and 18,334, respectively. Such phantom units will vest in three equal parts on each of the next three anniversaries of November 9, 2011, and subject to accelerated vesting upon qualifying terminations of employment (as described under —Potential Payments upon Termination or Change-in-Control below). Further, on March 29, 2012, each of Messrs. Burke, Ray and Washburn were granted 910 phantom units of RNP common units for their service on the Board of Directors of the general partner of RNP that will vest on the one year anniversary of such grant date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of Rentech’s equity securities, or Insiders, to file initial reports of ownership and reports of changes in ownership with the SEC. Insiders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on its review of the copies of such reports furnished to us or written representations from certain Insiders that they were not required to file a Form 5 to report previously unreported ownership or changes in ownership, we believe that, during the year ended December 31, 2011, all Insiders complied with all applicable filing requirements, except for a Form 4 filed one day late by Douglas M. Miller reporting the vesting of restricted stock units and performance units on April 1, 2011.

Meetings and Committees of the Board of Directors

On February 1, 2012, the Board of Directors approved the change of our fiscal year end from September 30 to December 31 to coincide with the end of the calendar year. The Board of Directors held nine meetings during the collective periods of the year ended September 30, 2011 and the three months ended December 31, 2011. Actions were also taken during the year by written consent. Each of our directors attended at least 75% of the meetings of the Board of Directors held during the period for which he has been a director or of the meetings of committees of the Board of Directors on which he served during the period that he served. Eight out of nine incumbent directors attended the annual meeting of shareholders held in 2011. Our directors are reimbursed for expenses incurred in attending meetings. We encourage all incumbent directors and director nominees to attend our annual meetings of shareholders. Effective September 1, 2011 we adopted a Board of Directors Corporate Governance Policy which provides that each member of the Board shall attend the annual meeting of shareholders in person, absent good cause.

The Board of Directors has three standing committees, an Audit Committee, a Compensation Committee, and a Nominating Committee. The Board of Directors has determined that all the members of our Board of Directors, other than Mr. Ramsbottom and Mr. Williams are “independent” within the meaning of the listing standards of the NYSE Amex, including each member of our Audit Committee, Compensation Committee, and Nominating Committee. The Board of Directors has also determined that each member of the Audit Committee is “independent” within the meaning of the rules of the SEC.

The charters of our Audit Committee, Compensation Committee, and Nominating Committee are available on the Corporate Governance section of our website at http://www.rentechinc.com. The Board of Directors regularly reviews developments in corporate governance and modifies these policies and charters as warranted. Modifications are reflected on our website at the address previously given. Information contained on our website is not incorporated into and does not constitute a part of this proxy statement. Our website address referenced above is intended to be an inactive textural reference only and not an active hyperlink to the website.

The Audit Committee of the Board of Directors has been delegated responsibility for reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors’ fees; and recommending the engagement of the auditors to the full Board of Directors. The Audit Committee currently consists of Mr. Burke, Mr. Ray and Mr. Washburn. The Board of Directors has determined that Mr. Burke, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The committee met five times during the collective periods of the year ended September 30, 2011 and the three months ended December 31, 2011. Actions were also taken during the year by written consent.

The Compensation Committee is currently comprised of Mr. Burke, Mr. Stern, and Mr. Washburn. None of them is or has been an employee of Rentech. The Compensation Committee reviews and approves executive officer compensation and equity grants, administers Rentech’s equity plans, and establishes compensation philosophy for executive officers. The committee met nine times during the collective periods of the year ended September 30, 2011 and the three months ended December 31, 2011. Actions were also taken during the year by written consent.

The Nominating Committee currently consists of Mr. Sega and Mr. Stern. The primary duty of the Committee is to make recommendations to the Board of Directors regarding recruitment of new directors and re-election of incumbent directors. The committee met four times during the collective periods of the year ended September 30, 2011 and the three months ended December 31, 2011. Actions were also taken during the year by written consent.

Board Leadership and Role in Risk Oversight

Our Board of Directors does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board of Directors believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for Rentech at that time. Our Board of Directors has reviewed our current Board of Directors’ leadership structure in light of the composition of the Board of Directors, Rentech’s size, the nature of Rentech’s business, Rentech’s peer group and other relevant factors. Considering these factors, Rentech has determined to have a separate Chief Executive Officer and Chairman of the Board. We have determined that this structure is currently the most appropriate board leadership structure for Rentech. Although our Chairman of the Board is an independent director, Rentech does not have a lead independent director. Given the size of our Board of Directors, the Board of Directors believes that the presence of seven independent directors out of the nine directors, which independent directors sit on the Board of Directors’ committees, is sufficient independent oversight of the Chairman and Chief Executive Officer. The independent directors work well together in the current Board structure and the Board of Directors does not believe that selecting a lead independent director would add significant benefits to the Board of Directors’ oversight role at this time.

Rentech faces a variety of risks. An effective risk management system will identify the material risks Rentech faces in a timely manner, communicate necessary information to senior executives and the Board of Directors related to those material risks, implement appropriate and responsive strategies to manage those risks, and integrate the process of risk management into regular decision-making. The Board of Directors has designated the Audit Committee to take the lead in overseeing risk management as the Audit Committee regularly reviews Rentech’s internal audit reports, independent compliance audit reports, regulatory examination reports and financial information of Rentech. In addition to the Audit Committee, the Board of Directors encourages management to promote a corporate culture that incorporates risk management into Rentech strategies and day-to-day operations.

Compensation Discussion and Analysis

Executive Summary

Transition Period

On February 1, 2012, the Board of Directors approved the change of our fiscal year end from September 30 to December 31 to coincide with the end of the calendar year. As a result, on March 15, 2012, we filed our Transition Report on Form 10-K for the three-month transition period ended December 31, 2011, or the Transition Period. Accordingly, we are providing the information contained in this Compensation Discussion and Analysis as it relates to our compensation practices during the Transition Period. Comparable information for the 12-month period ending on September 30, 2011 (our last fiscal year-end prior to this change) is available in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, filed with the SEC on December 14, 2011, as amended on January 30, 2012.

As described more fully below, during the Transition Period, the most significant compensation decisions made by the Compensation Committee included the following:

•	Evaluating the compensation of our executive officers and, as appropriate, increasing the base salaries of certain of our NEOs identified below; and

•	Making annual grants of equity awards and special grants of equity awards in connection with RNP’s initial public offering, or the Offering.

Overview

This Compensation Discussion and Analysis provides an overview and analysis of our executive compensation program during the Transition Period for our NEOs. Our executive compensation program is designed to align executive pay with individual performance on both short and long-term bases; to link executive pay to specific, measurable financial, technological and development achievements intended to create value for shareholders; and to utilize compensation as a tool to attract and retain the high-caliber executives that are critical to our long-term success.

The following table sets forth the key elements of our NEOs’ compensation, along with the primary objectives associated with each element of compensation. We note that, though annual incentive compensation is and has historically been a key component of our executive compensation, no such program has been devised or implemented with respect to the Transition Period at this time (as discussed further in “—Annual Incentive Compensation” below):

Compensation Element	Primary Objective

Base salary	To recognize performance of job responsibilities, provide stable income and attract and retain experienced individuals with superior talent.

Annual incentive compensation	To promote short-term performance objectives and reward individual contributions to the achievement of those objectives.

Long-term equity incentive awards	To emphasize long-term performance objectives, align the interests of our NEOs with the interests of shareholders, encourage the maximization of shareholder value and retain key executives.

Severance and change in control benefits	To encourage the continued attention and dedication of our NEOs and provide reasonable individual security to enable our NEOs to focus on our best interests, particularly when considering strategic alternatives.

Retirement savings (401(k) plan)	To provide an opportunity for tax-efficient savings and matching contributions by us.

Other elements of compensation and perquisites	To attract and retain talented executives in a cost-efficient manner by providing benefits with high perceived values at relatively low cost.

To serve the foregoing objectives, our overall compensation program is generally designed to be flexible rather than purely formulaic. In alignment with the objectives set forth above, the Compensation Committee and the Board of Directors, including during executive sessions without our management team present, have generally determined the overall compensation of our NEOs and its allocation among the elements described above, relying on the analyses and advice provided by the Compensation Committee’s compensation consultant as well as input from our management team.

Our compensation decisions for our NEOs during the Transition Period are discussed in detail below. This discussion is intended to be read in conjunction with the executive compensation tables and related disclosures that follow this Compensation Discussion and Analysis.

Compensation Program Objectives

The following discussion and analysis describes our compensation objectives and policies as applied to D. Hunt Ramsbottom, our Chief Executive Officer, Dan J. Cohrs, our Chief Financial Officer, Tom Samson, our former Executive Vice President and Chief Development Officer, Harold A. Wright, our Senior Vice President and Chief Technology Officer and Colin M. Morris, our Senior Vice President, General Counsel and Secretary. Mr. Samson terminated employment with us effective February 3, 2012 to pursue other opportunities.

To succeed in achieving our key operational goals, we need to recruit and retain a highly talented and seasoned team of executive, technical, sales, marketing, operations, financial and other business professionals. As such, our compensation packages are designed to incentivize the achievement of these goals, and to recruit, reward and retain our employees, including our NEOs.

We have focused on building an experienced management team that is capable of managing our day-to-day operations during a period of growth while working to achieve our long-term operational goals. We believe it is important both to retain our key executives, including our NEOs, and to recruit the additional talent we need to expand the Company. Accordingly, our policy is to hire executives who are not only highly qualified for their positions at our current size, but who also have the skills we believe are necessary to perform their roles at the same high standard if we are successful in our commercial development, and we achieve significantly greater size and complexity.

Each of the key elements of our executive compensation program is discussed in more detail below under “—Core Components of Executive Compensation.”

Compensation Consultant

During the fiscal years ended September 30, 2010 and 2011, and continuing through the Transition Period, the Compensation Committee engaged Radford, an Aon Hewitt Company, as an independent compensation consultant to assist in the continuing analysis of the executive compensation program for certain of our officers, including our NEOs. Services provided by Radford during 2011, and through the Transition Period with respect to our NEOs, included:

•	Analyzing and verifying our peer group companies and applicable benchmarks;

•	Providing compensation survey data and assisting the Compensation Committee with the interpretation of this data; and

•	Advising on the reasonableness and effectiveness of our compensation components, levels and programs for our directors and officers, including our NEOs.

Our current peer group was established in 2010 based on discussions among the members of the Compensation Committee, certain of our executive officers and Radford. The peer group consists of alternative energy companies and certain technology companies with a related focus, in each case, with (i) annual revenues ranging from $50 million to $550 million, (ii) market values ranging from $80 million to $750 million, (iii) revenues ranging from $50 million to $550 million (with a median of $316 million), and (iv) similar employee numbers. Following are the companies that comprise our current peer group:

Advanced Energy Industries	Fuel Tech
Broadwind Energy	Fuelcell Energy
Cohu, Inc.	LSB Industries
Converge, Inc.	Maxwell Technologies
Echelon Corp.	MGP Ingredients
EMCORE Corp.	Rudolph Technologies
Energy Conversion Devices	Satcon Technology
EnerNoc Inc.	Ultra Clean Holdings
Evergreen Solar	Vicor Corp.
FormFactor Inc.	Zoltek

In mid-2011, the Compensation Committee reviewed data points as a benchmark for various elements of executive compensation, including base salaries, target incentive as a percentage of salary, total cash compensation, long-term incentives and total direct compensation, based on information gathered from the public filings of our peer companies set forth above. The Compensation Committee also reviewed aggregated published survey data from Radford’s 2011 Global Technology Survey (using a data set comprised of public high-tech companies with revenue between $50 million and $500 million) in order to validate its benchmarks.

The Compensation Committee determined that the compensation of our NEOs in totality, and with respect to individual components of compensation, was generally above the market median at that time (with the exception of Mr. Ramsbottom’s base salary, which was slightly below the median), yet within reasonable market practices and in line with our compensation philosophy and strategy. Specifically, our base salaries and target total cash compensation were on average higher than the median of the market data. A comparison of our long-term incentives and total direct compensation (comprised of base salary, annual cash incentives and equity incentives) also revealed levels above the median of the market for our NEOs. Based on this analysis, we concluded that the level of our total compensation was well positioned to attract and retain the type of management team that we believe is necessary to successfully implement our commercialization strategy. We believe that these levels and types of compensation are also consistent with our compensation philosophy and foster our compensation objectives, and continued to provide appropriate incentives through the Transition Period.

Based on Radford’s 2011 evaluation of our compensation, we believe that the total compensation package provided for the Transition Period paid our executives at median levels of the market for average performance, with compensation that would approximate the 75th percentile of the market for exceptional performance.

Radford serves at the discretion of the Compensation Committee and may be terminated by that committee. Radford’s total fee for services provided to the Compensation Committee during the Transition Period was approximately $5,000.

Core Components of Executive Compensation

Through the Compensation Committee, we design the principal components of our executive compensation program to fulfill one or more of the principles and objectives described above. Compensation of our NEOs consists of the following elements:

•	Cash compensation comprised of base salary and annual cash incentive compensation;

•	Equity incentive compensation;

•	Certain severance and change in control benefits;

•	Health and welfare benefits and certain limited perquisites and other personal benefits; and

•	Retirement savings (401(k)) plan.

We view each component of our executive compensation program as related but distinct, and we have historically reassessed the total compensation of our NEOs periodically to ensure that overall compensation objectives are met. In addition, in determining the appropriate level for each compensation component, we have considered, but not exclusively relied on, our understanding of the competitive market based on the collective experience of members of the Compensation Committee (and our Chief Executive Officer with regard to the other NEOs), our recruiting and retention goals, our view of internal equity and consistency, the length of service of our executives, our overall financial and operational performance and other relevant considerations.

We have not adopted any formal or informal policies or guidelines for allocating compensation between currently-paid and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. Generally, we offer a competitive, but balanced, total compensation package that provides the stability of a competitive, fixed income while affording our executives the opportunity to be appropriately rewarded through cash and equity incentives if we attain our goals and perform well over time.

Each of the primary elements of our executive compensation program is discussed in more detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs are intended to be flexible and complementary and to collectively serve all of the executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation policy, each individual element, to a greater or lesser extent, serves each of our compensation objectives.

Cash Compensation

We provide our NEOs with cash compensation in the form of base salaries and annual cash incentive awards. Our cash compensation is structured to provide a market-level base salary for our NEOs while creating an opportunity to exceed market levels for total cash compensation if short- and long-term performance exceeds expectations. We believe that this mix appropriately combines the stability of non-variable compensation (in the form of base salary) with variable performance awards (in the form of annual cash incentives) that reward the performance of the Company and individual contributions to the success of the business.

Base Salary

Base salaries for our NEOs were initially set in arm’s-length negotiations during the hiring processes for these executives. These base salaries have historically been reviewed annually by the Compensation Committee (with input from our Chief Executive Officer with respect to the other NEOs) and were again reviewed during the Transition Period (at the end of 2011) for purposes of determining 2012 salaries. Our NEOs are not entitled to any formulaic base salary increases.

In connection with the closing of the Offering, effective November 7, 2011, we increased the base salaries of Messrs. Ramsbottom, Cohrs and Morris by 10% to compensate these executives for their expanded responsibilities, duties and exposure to potential liabilities as senior officers of two publicly traded companies. Our other NEOs’ base salaries remained unchanged during the Transition Period.

In addition to the increases made to Messrs. Ramsbottom’s, Cohrs’ and Morris’ base salaries in connection with the closing of the Offering, the Compensation Committee increased the base salaries of our NEOs, effective in January 2012, in connection with its annual salary review at the end of our fiscal year 2011. Effective January 2012, Mr. Ramsbottom’s base salary increased by approximately 3% to $497,200 in recognition of his leadership and to more closely align his salary to the median salary in our peer group. Mr. Cohrs’ base salary also increased in January 2012 by approximately 3% to $426,575 in recognition of his effective capital raising efforts on our behalf and his continued leadership as our Chief Financial Officer. Mr. Samson’s salary was increased 3% to $350,200, effective January 2012, but Mr. Samson resigned on February 3, 2012. Mr. Wright’s salary was increased 3% to $286,350, effective January 2012, in recognition of the continuing improvements to our technologies. Mr. Morris’ salary was increased 5% to $288,030, effective January 2012, in recognition of his performance and to bring his base salary closer to the median of our peer group.

The base salaries for our NEOs, both during the Transition Period and following their salary increases in January 2012 are set forth in the following table:

Name	Transition Period Base Salary (Before Increase in Connection with the Offering) ($)	Transition Period Base Salary (After Increase in Connection with the Offering) ($)	Post-Transition Period Base Salary (After Annual Increase) ($)
D. Hunt Ramsbottom	440,000	484,000	497,200
Dan J. Cohrs	377,500	415,250	426,575
Tom Samson	340,000	340,000	350,200
Harold A. Wright	278,000	278,000	286,350
Colin M. Morris	248,300	273,130	288,030

Annual Incentive Compensation

We maintain an annual incentive program to reward executive officers, including our NEOs, based on our financial and operational performance, achievement of specific milestones related to technology, financing and project development work associated with our business, operation and expansion of our nitrogen fertilizer business, and the individual NEO’s relative contribution to that performance during the year (referred to below as the our annual incentive program). We recognize that successful completion of short-term objectives is critical in achieving our planned level of growth and attaining our long-term business objectives. Accordingly, our annual incentive program is designed to reward executives for successfully taking the immediate steps necessary to implement our long-term business strategy.

A detailed description of our annual incentive program for our fiscal year 2011, including our determination and weighting of applicable performance criteria and an analysis of our performance (and that of our NEOs) against these criteria, is contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, filed with the SEC on December 14, 2011, as amended on January 30, 2012. Historically, we have implemented a new annual incentive program at the end of each calendar year (which, prior to the Transition Period, constituted the start of our fiscal year). In connection with our transition to a fiscal year that coincides with the calendar year, we are in the process of evaluating and determining how best to structure annual incentive awards in light of the Transition Period.

At this point in time, no annual incentive program has been established with respect to the Transition Period and no incentive award payments are currently contemplated. We expect that, as part of this transition process, the Compensation Committee will determine how best to analyze and reward performance during the Transition Period. While no determinations have been made at this time (and, accordingly, no assurances can be given that any cash incentives will be deemed to be earned with respect to the Transition Period), we expect that the Compensation Committee will take into account both the Transition Period and the fiscal year 2012 service period in determining 2012 annual incentives. We expect to disclose any such determinations in future filings as may be required by applicable disclosure rules.

Long-Term Equity Incentive Awards

The Compensation Committee and the Board of Directors believe that senior executives, including our NEOs, should have an ongoing stake in the success of their employer to closely align their interests with those of its shareholders. The Compensation Committee also believes that equity awards provide meaningful retention and performance incentives that appropriately encourage our executive officers, including our NEOs, to remain employed with us and put forth their best efforts and performance at all times. Accordingly, long-term equity incentive awards covering shares of our common stock have historically been a key component of our compensation program, including during the Transition Period, as these awards create an ownership stake for management that aligns the interests of our NEOs with those of our shareholders and incentivize our NEOs to work toward increasing value for our shareholders. Our equity awards typically are issued under our 2006 and 2009 Amended and Restated Incentive Award Plans which are intended to provide incentives for a broad group of service providers including employees (both NEOs and other employees), directors and consultants, in each case, who are critical to the success of the Company and the creation of shareholder value.

During the Transition Period, our subsidiary, RNP, also granted equity awards to certain of our NEOs under its 2011 Long-Term Incentive Plan.

During the Transition Period, we granted two distinct sets of equity awards to our NEOs. The first set of awards is referred to below as the “2012 Awards” and constitutes annual grants of Rentech equity awards, consistent with our past practice of granting awards annually to our NEOs. The second set of equity awards is referred to below as “IPO-Related Equity Awards” and is intended to reward the efforts of certain of our NEOs for their roles in orchestrating, as well as to incentivize their continued performance following, the IPO. All of these awards, which are described in additional detail below, are intended to promote the share ownership, performance and retention goals described above.

2012 Awards

During the Transition Period, we granted 2012 Awards comprised of RSUs and PSUs. Each RSU and PSU confers upon its holder the right to receive one share of our common stock upon vesting without payment of purchase price, thereby delivering the full grant-date value of the underlying shares, as well as any post-grant share price increase. Accordingly, each of these awards enables us to confer upon our executives value in excess of simple future appreciation.

RSUs granted as 2012 Awards during the Transition Period vest in substantially equal annual increments over a period of three years from the grant date, thus providing a key retention incentive to our NEOs over this period. PSUs granted as 2012 Awards require both continued service and the attainment of performance criteria as conditions to vesting, thereby providing both retention and enhanced performance incentives. Specifically, PSUs granted during the Transition Period vest only if, on or prior to October 12, 2014, our value weighted average share price for any 30-day period equals or exceeds $3.00, further subject to the recipient’s continued employment through the attainment of this performance objective.

All of the 2012 Awards are subject to accelerated vesting in connection with certain qualifying terminations of employment, including, in some cases, in connection with a change in control (as described under “—Potential Payments upon Termination or Change-in-Control” below). We believe that the applicable vesting periods provide an appropriate retention incentive, while accelerated vesting (where appropriate) protects executives against forfeiture of their awards in circumstances that are generally beyond their control and aligns management’s incentives more closely with the interests of our shareholders.

In order to emphasize the significance of post-grant performance, we granted two-thirds of the 2012 Awards in the form of PSUs (i.e., subject to both performance-vesting and time-vesting conditions), while granting only one-third of each NEO’s 2012 Award as time-vest RSUs (which also reward increased shareholder value). The 2012 Awards are intended as annual awards in respect of 2012 and should provide retention and performance incentives at levels appropriate for 2012; however, in light of the Transition Period (which the Compensation Committee may take into consideration for purposes of structuring compensation for our fiscal year 2012), the Compensation Committee may, in its discretion, decide to grant additional equity incentives during calendar year 2012. No determinations have been made with regard to any such awards at this time, if any, and there can be no assurance that any additional grants will be made.

During the Transition Period, we issued a total of approximately 3,508,000 RSUs and 2,960,000 PSUs to members of management, including our NEOs. In determining appropriate levels of equity grants for the 2012 Awards, the Compensation Committee considered, among other things, the role and responsibility of each NEO and the perceived need to reward and retain such NEO.

The table below sets forth the 2012 Awards that we granted to our NEOs during the Transition Period (all grants were made on December 13, 2011):

Name	Restricted Stock Units	Performance Stock Units
D. Hunt Ramsbottom	401,875	800,625
Dan J. Cohrs	195,938	397,812
Tom Samson	109,725	222,775
Harold Wright	95,000	190,000
Colin Morris	95,000	190,000

IPO-Related Equity Awards

In connection with the closing of the Offering, we and RNP made equity incentive grants to certain of our NEOs, or the IPO Grants, to reward these executives for their success in completing the Offering and to incentivize these executives with respect to the additional demands that will be placed upon them in connection with RNP becoming a publicly traded company. The IPO Grants are additional to the 2012 Awards and are expected to further promote the share ownership, performance and retention goals described above.

The IPO Grants were comprised in equal parts (determined by reference to the fair market value of the shares or units underlying the awards, as applicable) of (i) RNP phantom units that are settled in RNP common units upon vesting (and which entitle their holders to dividend and other distribution rights while the phantom units are outstanding) and (ii) time-vest RSUs (covering our stock), in each case, vesting in ratable one-third increments over three years from the closing of the IPO, and subject to accelerated vesting upon qualifying terminations of employment (as described under “—Potential Payments upon Termination or Change-in-Control” below).

We believe that awards covering equity interests of both Rentech and RNP were appropriate in consideration of (i) the services provided by each of our NEOs for the benefit of RNP and (ii) the connection between the success of RNP and the value of Rentech’s stock in light of Rentech’s substantial ownership interest in RNP. We further believe that these awards were appropriate to recognize the outstanding performance of these executives in bringing the Offering to fruition. These awards should also serve as important retention incentives for our NEOs due to applicable time-based vesting conditions, which should help to ensure the stability and consistency of our management team. In determining appropriate levels of IPO Grants, the Compensation Committee considered, among other things, our NEOs’ contributions with respect to the Offering, the role and responsibility of our NEOs and the perceived need to reward and retain our NEOs.

The IPO Grants made to our NEOs are summarized in the table below (all of which were made on December 13, 2011):

Officer	Partnership Phantom Units	Rentech Restricted Stock Units (RSUs)
D. Hunt Ramsbottom	33,273	435,097
Dan J. Cohrs	23,158	302,834
Colin Morris	18,334	239,746

Employment Contracts; Severance Benefits

We believe that vulnerability to termination of employment at the senior executive level creates uncertainty for our NEOs that is appropriately addressed by providing severance protections which enable and encourage these executives to focus their attention on their work duties and responsibilities in all situations. We operate in a volatile and acquisitive industry that heightens this vulnerability in the change-in-control context. Accordingly, in order to attract and retain our key managerial talent, we enter into employment agreements with our NEOs which provide for specified severance payments and benefits in connection with certain qualifying terminations of employment. We believe that terminations of employment, both within and outside of the change in control context, are causes of great concern and uncertainty for senior executives and that providing protections to our named executives in these contexts is therefore appropriate in order to alleviate these concerns, and to enable and encourage the executives to focus their attention on their duties and responsibilities to us in all situations. In addition, we believe that change in control and severance benefits are essential in order to fulfill our objective of attracting and retaining key managerial talent. As of December 31, 2011, the last day of the Transition Period, we were party to employment agreements with Messrs. Ramsbottom, Cohrs, Samson, Wright and Morris. For a description of the specific terms and conditions of each agreement, see “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” and “—Potential Payments upon Termination or Change-in-Control” below.

Benefits and Perquisites

We maintain a standard complement of health and retirement benefit plans for our employees, including our NEOs, that provide medical, dental, and vision benefits, flexible spending accounts, a 401(k) savings plan (including an employer-match component), short-term and long-term disability insurance, accidental death and dismemberment insurance and life insurance coverage. These benefits are generally provided to our NEOs on the same terms and conditions as they are provided to our other employees.

We believe that these health and retirement benefits comprise key elements of a comprehensive compensation program. Our health benefits help provide stability and peace of mind to our NEOs, thus enabling them to better focus on their work responsibilities, while our 401(k) plan provides a vehicle for tax-preferred retirement savings with additional compensation in the form of an employer match that adds to the overall desirability of our executive compensation package. Our employee benefits programs are designed to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We periodically review and adjust these employee benefits programs as needed based upon regular monitoring of applicable laws and practices in the competitive market.

As part of the compensation package, we also provide our NEOs with a monthly car allowance and these executives (other than Mr. Wright) also receive reimbursement of certain financial advisor costs. Mr. Samson received certain temporary living costs during the Transition Period. We also provided our NEOs with supplemental group term life insurance coverage and life insurance during the Transition Period. The Compensation Committee does not believe that perquisites should play an important role in the compensation of our executives, but also believes that the limited benefits identified here are not a material component of our executive compensation program and are reasonable and in line with those provided to similarly-situated executives in our field.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code

Generally, Section 162(m) of the Internal Revenue Code disallows a tax deduction to any publicly-held corporation for any individual remuneration in excess of $1 million paid in any taxable year to its chief executive officer and each of its other named executive officers, other than its chief financial officer. However, remuneration in excess of $1 million may be deducted if it qualifies as “performance-based compensation” within the meaning of the Internal Revenue Code.

Where reasonably practicable, to the extent that the Section 162(m) deduction disallowance becomes applicable to our NEOs, the Compensation Committee may seek to qualify the variable compensation paid to our NEOs for an exemption from such deductibility limitations. As such, in approving the amount and form of compensation for our NEOs, the Compensation Committee will consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Internal Revenue Code. The Compensation Committee may, in its judgment, authorize compensation payments that do not comply with an exemption from the deductibility limit in Section 162(m) of the Internal Revenue Code when it believes that such payments are appropriate to attract and retain executive talent.

Section 280G of the Internal Revenue Code

Section 280G of the Internal Revenue Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Internal Revenue Code imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Internal Revenue Code based on the executive’s prior compensation. In approving compensation arrangements for our NEOs in the future, we expect to consider all elements of the cost of providing such compensation, including the potential impact of Section 280G of the Internal Revenue Code. However, we may authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Internal Revenue Code and the imposition of excise taxes under Section 4999 of the Internal Revenue Code if we feel that such arrangements are appropriate to attract and retain executive talent.

Under their employment agreements with us, our NEOs are entitled to gross-up payments in the event that any excise taxes are imposed on them. We have historically provided these protections to these senior executives to ensure that they will be properly incentivized in the event of a potential change in control of Rentech to maximize shareholder value in a transaction while minimizing concern for potential consequences of the transaction to these executives.

Section 409A of the Internal Revenue Code

Section 409A of the Internal Revenue Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, substantial additional taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefit plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Internal Revenue Code.

Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of stock options, restricted stock, RSUs and other equity-based awards under equity incentive award plans have been and will be accounted for under ASC Topic 718. We expect that we will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

The Role of Shareholder Say-on-Pay Votes

At our annual meeting of shareholders held in May 2011, we provided our shareholders with the opportunity to cast an advisory vote on our executive compensation program, or a “say-on-pay proposal”. A majority of the votes cast on our say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms our shareholders’ support of our approach to executive compensation, and, accordingly, did not change its approach to executive compensation during the Transition Period, or for 2012 generally, in connection with the say-on-pay proposal. The Compensation Committee expects to take into consideration the outcome of our shareholders’ future say-on-pay proposal votes when making future compensation decisions for our NEOs. We expect that our next say-on-pay proposal will be submitted to shareholders for an advisory vote at our annual meeting of stockholders in 2014.

The Compensation Committee reviews our executive compensation program annually to ensure that our NEOs’ compensation remains tied to our long-term and short-term performance. During the Transition Period, as described above in “—Long-Term Equity Incentive Awards,” we granted two-thirds of our 2012 Awards subject to performance-based vesting. Performance-based vesting has also been an important component of certain of our long-term incentive awards historically. Each of these factors demonstrates a strong alignment between performance and compensation for our NEOs.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, the Compensation Committee determined that the Compensation Discussion and Analysis should be included in this proxy statement.

Edward M. Stern, Chairman

Michael S. Burke

Halbert S. Washburn

Summary Compensation Table

The following table summarizes the compensation for the Transition Period (under the heading “3Mo 2011”) and the fiscal years ended September 30, 2011, 2010 and 2009 for each of the following: (i) our chief executive office (principal executive officer), (ii) our chief financial officer (principal financial officer), and (iii) our three next most highly compensated executive officers as of December 31, 2011.

	xxxxxxx		xxxxxxx		xxxxxxx		xxxxxxx		xxxxxxx		xxxxxxx	xxxxxxx		xxxxxxx		xxxxxxx
Name and Principal Position	Year (1)	Salary ($)		Bonus ($) (2)		Stock Awards ($) (3)		Option Awards ($) (3)		Non- Equity Incentive Plan Compen- sation ($)(4)		Change in Pension Value and Deferred Compen- sation ($)	All Other Compen- sation ($) (5)		Total ($)
D. Hunt Ramsbottom,	3 Mo
Chief Executive Officer	2011		$116,417		$—		$2,911,343		$—		$—	—		$4,129		$3,031,889
	2011		$434,750		$—		$241,783		$457,258		$220,000	—		$43,244		$1,397,035
	2010		$419,000		$—		$1,289,725		$—		$356,150	—		$31,275		$2,096,150
	2009		$417,500		$—		$50,280		$—		$452,520	—		$30,630		$950,930

Dan J. Cohrs,	3 Mo
Chief Financial Officer	2011		$99,880		$—		$1,702,870		$—		$—	—		$3,166		$1,805,916
	2011		$373,875		$—		$142,226		$268,975		$113,250	—		$40,528		$938,854
	2010		$361,075		$—		$857,937		$—		$186,150	—		$44,138		$1,449,300
	2009		$296,500		$—		$215,059		$—		$249,480	—		$62,628		$823,667

Tom Samson,	3 Mo
Executive Vice President and Chief Development Officer (6)	2011 2011	$ $	85,000 336,317	$ $	— 25,000	$ $	441,952 372,993	$ $	— —	$ $	— 68,000	— —	$ $	22,833 94,587	$ $	549,785 896,897

Harold A. Wright,	3 Mo
Senior Vice President and Chief Technology Officer	2011 2011	$ $	69,500 276,000	$ $	— —	$ $	378,868 56,890	$ $	— 107,590	$ $	— 55,600	— —	$ $	4,582 24,243	$ $	452,950 520,323
	2010		$266,700		$—		$452,553		$—		$114,750	—		$21,749		$855,752
	2009		$256,800		$—		$16,690		$—		$127,125	—		$21,899		$422,514

Colin M. Morris,	3 Mo
General Counsel	2011		$65,696		$—		$1,102,205		$—		$—	—		$5,438		$1,173,339
	2011		$245,350		$—		$56,890		$107,590		$62,100	—		$39,409		$511,339
	2010		$234,750		$—		$411,292		$—		$100,515	—		$36,640		$783,197
	2009		$229,500		$—		$12,620		$—		$113,580	—		$37,471		$393,171

(1)	“3 Mo 2011” refers to the Transition Period. The 2011, 2010 and 2009 amounts include the compensation earned by each NEO during the full 12-month periods that comprised our fiscal years 2011, 2010 and 2009, respectively (each ending on September 30 of the relevant year).
(2)	Represents a one-time commencement payment of $25,000 paid to Mr. Samson in October 2010, pursuant to the terms of his employment agreement.
(3)	Amounts reflect the aggregate grant date fair value of the stock and option awards, calculated in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all of our stock awards made to executive officers in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, filed with the SEC on December 14, 2011, as amended on January 30, 2012. There can be no assurance that awards will vest or will be exercised, as applicable (in which case no value will be realized by the individual), or that the value upon vesting or exercise, as applicable, will approximate the aggregate grant date fair value determined under ASC Topic 718. The amounts reported for fiscal year 2009 do not match the amounts reported in our 2009 compensation disclosure due to rule amendments which now require that we show the aggregate grant date fair value of these awards for all years.
(4)	In each of the reported fiscal years prior to the Transition Period, our NEOs have participated in our annual incentive program and received an annual incentive award based on the achievement of certain pre-established financial and other performance criteria and determined by reference to target bonuses set forth in their respective employment agreements. We have not established any non-equity incentive program applicable to the Transition Period and, accordingly, no non-equity incentive amounts have become payable or been paid for this period. We may in the future take into consideration performance during the Transition Period in determining non-equity incentive awards for 2012 (if any), in which case we will disclose any relevant metrics as required by applicable disclosure rules. There can be no assurance at this time that any non-equity incentive awards (or bonuses) will be paid in respect of the Transition Period.

The non-equity incentive amounts that were awarded in December 2011 and 2010 were paid exclusively in cash. The non-equity incentive amounts that were awarded in December 2009 were payable 90% in cash, with the remaining 10% awarded in the form of RSUs which were issued in December 2009. The value of the RSUs awarded with the allocated portion of the 2009 non-equity incentive amounts is included in the Stock Awards column. The Company made matching grants of RSUs to each NEO with a value equal to 10% of the NEO’s 2009 non-equity incentive amounts in December 2009, which are also included in the “Stock Awards” column above.

(5)	Amounts under the “All Other Compensation” column for the Transition Period include 401(k) matching contributions of $363, $0, $2,942, $1,416 and $2,282 for Messrs. Ramsbottom, Cohrs, Samson, Wright and Morris, respectively, and perquisites, valued at the aggregate incremental cost to Rentech, consisting of automobile allowance, payment for financial and tax planning services and the other payments made by the Company described in the following table.

Perquisites

Name	Auto Allowance	Housing Allowance	Long-Term Disability	Supplemental Life Insurance	Financial and Tax Planning	Total
D. Hunt Ramsbottom	3,600	—	105	61	—	3,766
Dan J. Cohrs	3,000	—	105	61	—	3,166
Tom Samson	3,000	7,950	105	61	8,775	19,891
Harold Wright	3,000	—	105	61	—	3,166
Colin Morris	3,000	—	105	51	—	3,156

(6)	Mr. Samson departed Rentech effective February 3, 2012.

Grants of Plan-Based Awards

The following table sets forth information with respect to our NEOs concerning the grant of plan-based awards from Rentech’s and RNP’s plans during the Transition Period.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)	or Units (#)		Options (#)(1)	Awards ($/Sh)	Awards ($)(1)(2)
D. Hunt Ramsbottom	12/13/2011	—	—	—	—	—		—	435,097	(3)			$700,506
	12/13/2011	—	—	—	—	—		—	401,875	(4)			$548,906
	12/13/2011	—	—	—	—	800,625	(5)	—	—				$1,049,708
	12/13/2011	—	—	—	—	—		—	33,273	(6)			$612,223
Dan J. Cohrs	12/13/2011	—	—	—	—	—		—	302,834	(3)			$487,563
	12/13/2011	—	—	—	—	—		—	195,938	(4)			$267,625
	12/13/2011	—	—	—	—	397,812	(5)	—	—				$521,575
	12/13/2011	—	—	—	—	—		—	23,158	(6)			$426,107
Tom Samson	12/13/2011	—	—	—	—	—		—	109,725	(4)			$149,869
	12/13/2011	—	—	—	—	222,775	(5)	—	—				$292,083
Harold A. Wright	12/13/2011	—	—	—	—	—		—	95,000	(4)			$129,757
	12/13/2011	—	—	—	—	190,000	(5)	—	—				$249,111
Colin M. Morris	12,/13/2011	—	—	—	—	—		—	239,746	(3)			$385,991
	12/13/2011	—	—	—	—	—		—	95,000	(4)			$129,757
	12/13/2011	—	—	—	—	190,000	(5)	—	—				$249,111
	12/13/2011	—	—	—	—	—		—	18,334	(6)			$337,346

(1)	All equity grants to NEOs other than Messrs. Ramsbottom and Cohrs were made under Rentech’s 2009 Amended and Restated Incentive Award Plan. Messrs. Ramsbottom’s and Cohrs’ RSU awards for 435,097 and 302,834 shares, respectively, were granted under Rentech’s Amended and Restated 2006 Incentive Award Plan, as amended. The remaining RSU awards for Messrs. Ramsbottom and Cohrs were granted under Rentech’s 2009 Amended and Restated Incentive Award Plan. Amounts reflect the full grant date fair value of Rentech RSUs granted during the Transition Period, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the fair value of all compensatory equity awards made to executive officers in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, filed with the SEC on December 14, 2011, as amended on January 30, 2012. There can be no assurance that awards will vest (in which case no value will be realized by the individual), or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 718.
(2)	All RNP equity grants were made under the Rentech Nitrogen Partners, L.P. 2011 Long-Term Incentive Plan. Amounts reflect the full grant date fair value of Partnership phantom units granted during the Transition Period, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. There can be no assurance that awards will vest (in which case no value will be realized by the individual), or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 718.
(3)	These RSUs vest in three substantially equal installments on November 9, 2012, 2013 and 2014, subject to the executive’s continued employment through the applicable vesting date and accelerated vesting (i) in full upon the executive’s termination of employment by the employer without cause or by the executive for good reason, (ii) in full upon the executive’s death or disability or (iii) on a pro rata basis if the executive terminates employment for any other reason.
(4)	These RSUs vest in three substantially equal installments on October 12, 2012, 2013 and 2014, subject to the executive’s continued employment through the applicable vesting date and accelerated vesting in connection with (i) the executive’s termination of employment by the employer without cause or by the executive for good reason in connection with a change in control of Rentech or (ii) the executive’s death or disability.
(5)	These PSUs vest in full on the first date occurring on or prior to October 12, 2014 on which the Company’s value weighted average share price for any 30-day period equals or exceeds $3.00, subject to the executive’s continued employment through the applicable vesting date and further subject to accelerated vesting in connection with (i) the executive’s termination of employment by the employer without cause or by the executive for good reason in connection with a change in control of Rentech or (ii) the executive’s death or disability.
(6)	These RNP phantom units vest in three substantially equal installments on November 9, 2012, 2013 and 2014, subject to the executive’s continued employment through the applicable vesting date and accelerated vesting (i) in full upon the executive’s termination of employment by the employer without cause or by the executive for good reason, (ii) in full upon the executive’s death or disability or (iii) on a pro rata basis if the executive terminates employment for any other reason.

Narrative Disclosure to Summary Compensation Table

and Grants of Plan-Based Awards Table

Employment Agreements

The employment agreements for Messrs. Ramsbottom, Cohrs, Samson, Wright and Morris continue through December 31, 2012, October 22, 2012, October 5, 2012, November 3, 2012, and November 3, 2012, respectively, subject in each case to automatic one-year renewals absent 90-days’ advance notice from either party to the contrary. Under these employment agreements, Messrs. Ramsbottom, Cohrs, Samson, Wright and Morris are entitled, respectively, to (i) current base salaries, effective January 1, 2012, of $497,200, $426,575, $350,200, $286,350, and $288,030, and (ii) annual incentive bonuses targeted at 100%, 60%, 50%, 50% and 50% of applicable base salary (with actual bonus eligibility for each executive ranging from zero to twice the applicable target). Mr. Samson’s agreement entitles him to certain costs associated with Mr. Samson’s relocation to Los Angeles, California, including transportation and moving expenses, temporary housing expenses and a housing allowance payable during the first three years following his relocation.

The employment agreements entitle each executive to a “gross-up” payment from the Company equal to any excise taxes that the executive incurs under Internal Revenue Code Section 280G (and any taxes on such gross-up payment) in connection with a change in control of the Company. In addition, the employment agreements provide for monthly auto allowances, as well as customary indemnification, health, welfare, retirement and vacation benefits. The agreements also contain customary confidentiality and other restrictive covenants. Each of the executives covered by an employment agreement has also executed a corporate confidentiality and proprietary rights agreement. Though not addressed in the employment agreements, each of our NEOs is entitled to accelerated vesting of certain equity awards in the event of a change in control of Rentech. For a discussion of the severance and change-in-control benefits for which our NEOs are eligible under their employment agreements, see “—Potential Payments upon Termination or Change-in-Control” below.

Outstanding Equity Awards at December 31, 2011

The following table sets forth information with respect to our NEOs, concerning the outstanding equity awards from Rentech and RNP at December 31, 2011. Footnotes to the table describe the generally applicable vesting conditions for each award. For a description of applicable accelerated vesting provisions, see “—Potential Payments upon Termination or Change-in-Control” below.

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(1)	Notes
D. Hunt Ramsbottom	250,000	—	—	$4.15	7/13/2016	—	—	—	—	(2)
	—	—	373,750	$1.82	(3)	—	—	—	—	(3)
	233,333	466,667	—	$0.95	10/4/2020	—	—	—	—	(4)
	—	—	—	—	—	—	—	1,000,000	$1,310,000	(5)
	—	—	—	—	—	75,000	$98,250	—	—	(6)
	—	—	—	—	—	133,226	$174,526	—	—	(7)
	—	—	—	—	—	29,751	$38,974	—	—	(8)
	—	—	—	—	—	200,000	$262,000	—	—	(9)
	—	—	—	—	—	435,097	$569,977	—	—	(10)
	—	—	—	—	—	401,875	$526,456	—	—	(11)
	—	—	—	—	—	—	—	800,625	$1,048,819	(12)
	—	—	—	—	—	33,273	$544,014	—	—	(13)
Dan J. Cohrs	137,255	274,510	—	$0.95	10/4/2020	—	—	—	—	(4)
	—	—	—	—	—	—	—	700,000	$917,000	(5)
	—	—	—	—	—	61,666	$80,782	—	—	(6)
	—	—	—	—	—	16,402	$21,487	—	—	(8)
	—	—	—	—	—	117,647	$154,118	—	—	(9)
	—	—	—	—	—	302,834	$396,713	—	—	(10)
	—	—	—	—	—	195,938	$256,679	—	—	(11)
	—	—	—	—	—	—	—	397,812	$521,134	(12)
	—	—	—	—	—	23,158	$378,633	—	—	(13)

Tom Samson	—	—	—	—	—	233,333	$305,666	—	—	(14)
	—	—	—	—	—	109,725	$234,000	—	—	(11)
	—	—	—	—	—	—	—	—	$546,000	(12)
Harold A. Wright	54,902	109,804	—	$0.95	10/4/2020	—	—	—	—	(4)
	—	—	—	—	—	—	—	350,000	$458,500	(5)
	—	—	—	—	—	33,334	$43,668	—	—	(6)
	—	—	—	—	—	22,782	$29,844	—	—	(7)
	—	—	—	—	—	9,876	$12,938	—	—	(8)
	—	—	—	—	—	47,059	$61,647	—	—	(9)
	—	—	—	—	—	95,000	$124,450	—	—	(11)
	—	—	—	—	—	—	—	190,000	$248,900	(12)
Colin M. Morris	75,000	—	—	$4.15	7/13/2016	—	—	—	—	(2)
	54,902	109,804	—	$0.95	10/4/2020	—	—	—	—	(4)
	—	—	—	—	—	—	—	300,000	$393,000	(5)
	—	—	—	—	—	33,334	$43,668	—	—	(6)
	—	—	—	—	—	37,016	$48,491	—	—	(7)
	—	—	—	—	—	7,467	$9,782	—	—	(8)
	—	—	—	—	—	47,059	$61,647	—	—	(9)
	—	—	—	—	—	239,746	$314,067	—	—	(10)
	—	—	—	—	—	95,000	$124,450	—	—	(11)
	—	—	—	—	—	—	—	190,000	$248,900	(12)
	—	—	—	—	—	18,334	$299,761	—	—	(13)

(1)	Represents Rentech equity awards calculated based on the $1.31 closing price of Rentech’s common stock on December 30, 2011 (the last business day of that year) and RNP phantom units calculated based on the $16.35 closing price of RNP’s common units on December 30, 2011 (the last business day of that year).
(2)	Represents a stock option award granted on July 14, 2006 that vested in three equal annual installments on each of July 14, 2007, 2008 and 2009.
(3)	Represents a warrant currently held by the Ramsbottom Family Living Trust that vested on December 31, 2011 and expires on December 31, 2012.
(4)	Represents stock options granted on October 4, 2010 vesting in three substantially equal installments on October 4, 2011, 2012 and 2013, subject to the executive’s continued employment through the applicable vesting date (these stock options are referred to below as the “2010 Options”).
(5)	Represents RSUs granted on November 17, 2009 that are eligible to vest upon the attainment of milestones related to the development, construction and operation of Rentech’s Rialto Project or another comparable project designated by Rentech’s Compensation Committee. Subject to the executive’s continued employment through the applicable vesting date, 60 percent (60%) of the shares underlying each RSU award will vest upon the closing of financing for the project, twenty percent (20%) of the shares underlying each RSU award will vest upon completion of construction and initial operation of the project facility and twenty percent (20%) of the shares underlying each RSU award will vest upon sustained operation of the project facility (these RSUs are referred to below as the “2009 Performance-Vest RSUs”).
(6)	Represents RSUs granted on November 17, 2009 the remaining unvested 1/3 of which will vest on November 17, 2012, subject to the executive’s continued employment through the applicable vesting date (these RSUs are referred to below as the “2009 Time-Vest RSUs”).
(7)	Represents RSUs granted on November 3, 2009, of which approximately 56% (50% for Mr. Wright) vested upon grant and the remaining portion will vest November 3, 2012, subject to the executive’s continued employment through the applicable vesting date (these RSUs, in addition to those RSUs referred to in footnote 8 below, are referred to below as “Management Stock Purchase Plan RSUs”).
(8)	Represents RSUs granted on December 10, 2009, of which 50% vested upon grant and the remaining portion will vest December 10, 2012, subject to the executive’s continued employment through the applicable vesting date (these RSUs, in addition to those RSUs referred to in footnote 7 above, are also referred to below as “Management Stock Purchase Plan RSUs”).
(9)	Represents RSUs granted on October 4, 2010 the remaining unvested 2/3 of which will vest in two substantially equal annual installments on October 4, 2012 and 2013, subject to the executive’s continued employment through the applicable vesting date (these RSUs are referred to below as the “2010 RSUs”).
(10)	Represents RSUs granted on December 13, 2011 vesting in three equal annual installments on November 9, 2012, 2013 and 2014, subject to the executive’s continued employment through the applicable vesting date (these RSUs are referred to below as the “2011 IPO RSUs”).
(11)	Represents RSUs granted on December 13, 2011 vesting in three equal annual installments on October 12, 2012, 2013 and 2014, subject to the executive’s continued employment through the applicable vesting date (these RSUs are referred to below as the “2011 Time-Vest RSUs”).

(12)	Represents PSUs granted on December 13, 2011 vesting in full on the first date occurring on or prior to October 12, 2014 on which the Company’s value weighted average share price for any 30-day period equals or exceeds $3.00, subject to the executive’s continued employment through the applicable vesting date (these PSUs are referred to below as the “2011 PSUs”).
(13)	Represents RNP’s phantom units granted on December 13, 2011 vesting in three equal annual installments on November 9, 2012, 2013 and 2014, subject to the executive’s continued employment through the applicable vesting date (these units are referred to below as the “2011 IPO Units”).
(14)	Represents RSUs granted on December 27, 2010 the remaining unvested 2/3 of which will vest in two equal annual installments on October 5, 2012 and 2013, subject to the executive’s continued employment through the applicable vesting date (these RSUs are referred to below as the “Samson Inducement RSUs”).

Option Exercises and Stock Vested

The following table sets forth information with respect to our NEOs concerning the option exercises and stock vested during the Transition Period.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
D. Hunt Ramsbottom	—	—	175,000	$201,500
Dan J. Cohrs	—	—	228,825	$278,425
Tom Samson	—	—	116,667	$102,667
Harold A. Wright	—	—	56,862	$72,195
Colin M. Morris	—	—	56,862	$72,195

(1)	Amounts shown are based on the fair market value of Rentech’s common stock on the applicable vesting date.

Potential Payments upon Termination or Change-in-Control

The employment agreements of Messrs. Ramsbottom, Cohrs, Samson, Wright and Morris provide for severance payments upon termination without cause, non-renewal of the executive’s employment agreement and the executive’s resignation for good reason. The employment agreements also provide for payments upon a termination without cause and executive’s resignation for good reason in connection with a change in control at the Company. In addition, certain of the phantom unit, PSU and RSU agreements of Messrs. Ramsbottom, Cohrs, Samson, Wright and Morris identified in the tables below provide for accelerated vesting upon the occurrence of certain of these same events, as described in detail below. In the event that any severance payments to Messrs. Ramsbottom, Cohrs, Samson, Wright and Morris are subject to federal excise taxes under the “golden parachute” provisions of the Internal Revenue Code, Rentech is required to pay the executives a gross-up for any such excise taxes plus any excise, income or payroll taxes owed on the payment of the gross-up for the excise taxes. No severance payments or accelerated vesting events are provided if an NEO is terminated for cause or resigns without good reason.

Termination Not in Connection with a Change in Control

Under our NEOs’ employment agreements, upon termination of the executive’s employment by Rentech without cause, by the executive with good reason or, in the case of Mr. Ramsbottom only, due to a non-renewal of his employment term by Rentech (each as defined in the employment agreements), the executive is entitled to receive: (i) an amount equal to three times (in the case of Mr. Ramsbottom) or one times (in the case of the remaining NEOs) base salary, payable in substantially equal installments over a two-year period (for Mr. Ramsbottom) or a one-year period (for the remaining NEOs), plus (ii) in the case of the remaining NEOs, payment of each executive’s target annual bonus on the date that annual bonuses are paid generally for the year in which termination occurs, and (iii) company-paid continuation health benefits for up to eighteen months following the date of termination. Upon termination of the remaining NEOs’ employment in connection with Rentech’s non-renewal of their respective employment terms, they will be entitled to receive an amount equal to one times base salary, payable over the one-year period following termination, and will be eligible to receive an annual bonus for the year of termination.

In addition, our NEOs will be entitled to the following enhanced vesting provisions with respect to qualifying terminations occurring outside of the context of a change in control of Rentech:

•

The 2011 Time-Vest RSUs, 2011 PSUs, 2010 Options, 2010 RSUs, the 2009 Time-Vest RSUs and the Management Stock Purchase Plan RSUs held by the executive will accelerate and vest in full upon a termination of employment due to the applicable executive’s death or disability.

•

The 2011 IPO RSUs and the 2011 IPO Units held by the executive will (i) accelerate and vest in full upon the executive’s termination of employment without cause or for good reason, or due to the executive’s death or disability, and (ii) vest with respect to a pro rata portion of the number of unvested RSUs that would have vested on the next subsequent vesting date upon any other termination of employment other than a termination for cause.

•

The 2009 Performance-Vest RSUs held by the executive will, following the executive’s termination due to his death or disability, remain outstanding and eligible to vest for a period of six months following such termination and will vest if and to the extent that applicable vesting milestones are attained during such period.

•	The Samson Inducement RSU will, upon Mr. Samson’s termination due to death or disability, vest on an accelerated basis with respect to all shares subject to the RSU.

Change in Control (No Termination)

The NEOs are not entitled to any cash payments based solely on the occurrence of a change in control of Rentech (absent any qualifying termination), however, our NEOs will be entitled to full accelerated vesting upon such change in control with respect to their Management Stock Purchase Plan RSUs. The 2011 IPO RSUs, 2011 Time-Vest RSUs, 2011 PSUs, 2011 IPO Units, 2010 Options, 2010 RSUs, 2009 Time-Vest RSUs, 2009 Performance-Vest RSUs and Samson Inducement RSU are not impacted by a change in control of Rentech (absent a qualifying termination in connection with such change in control).

Termination in Connection with a Change in Control

If our NEOs terminate employment without cause, for good reason or due a non-renewal of his employment term by Rentech, in any case, within three months before or two years after a change in control of Rentech, then the terminated executive will receive the severance described above, except that (i) the base salary component of the executive’s severance will be paid in a lump sum and (ii) if the executive’s actual annual bonus for the year immediately preceding the change in control exceeds his target bonus for the year in which the termination occurs, (A) in the case of Mr. Ramsbottom, he will receive two times base salary plus the amount of such prior-year bonus (instead of three times his base salary) and (B) in the case of the remaining NEOs, each NEO will receive one times base salary plus the amount of such prior-year bonus (instead of base salary plus target annual bonus). The NEOs’ employment agreements entitle each of these executives to a “gross-up” payment from Rentech covering all taxes, penalties and interest associated with any “golden parachute” excise taxes that are imposed on the executives by reason of Internal Revenue Code Section 280G in connection with a change in control of Rentech.

In addition, our NEOs will be entitled to the following enhanced vesting provisions with respect to qualifying terminations occurring in connection with a change in control of Rentech:

•

The 2011 Time-Vest RSUs, 2011 PSUs, 2010 Options, the 2010 RSUs and the 2009 Time-Vest RSUs will vest in full if the executive terminates employment without cause or for good reason, in either case, within 60 days prior to or one year after the change in control.

•

As noted above, (i) the Management Stock Purchase Plan RSUs held by the executive will vest in full upon the change in control (without regard to whether the executive terminates employment), and (ii) the 2011 IPO RSUs and 2011 IPO Units will vest in full upon a termination without cause or for good reason, or due to the executive’s death or disability (whether or not in connection with a change in control).

•

The 2009 Performance-Vest RSUs held by the executive will remain outstanding and eligible to vest for a period of six months following the executive’s termination without cause or for good reason, in either case, occurring within 60 days prior to or one year after the change in control, and these RSUs will vest if and to the extent that applicable vesting milestones are attained during such period.

•	The Samson Inducement RSU will vest in full following his termination without cause or for good reason, in either case, occurring within 60 days prior to or one year after the change in control.

The following table summarizes the change-in-control and/or severance payments and benefits to which we expect that our NEOs would have become entitled if the relevant event(s) had occurred on December 31, 2011, in accordance with applicable disclosure rules.

	xxxx	xxxx		xxxx		xxxx		xxxx		xxxx		xxxx
Name	Benefit	Termination without Cause or for Good Reason ($)		Termination due to Non- Renewal ($)		Termination due to Death/ Disability ($)		Qualifying Termination in Connection with a Change in Control		Change in Control (No Termination)		Other Terminations
D. Hunt Ramsbottom	Cash Severance	$1,452,000	(1)	$1,452,000	(1)	—		$1,452,000	(2)	—		—
	Value of Accelerated Stock Awards(3)	$569,977	(4)	—	(5)	$2,719,002	(6)	$4,029,002	(7)	$213,500	(8)	$27,067	(9)
	Value of Accelerated Option Awards(10)	—		—		$168,000	(11)	$168,000	(12)	—		—
	Value of Accelerated Units(13)	$544,014	(14)	—	(5)	$544,014	(15)	$544,014	(16)	—		$25,834	(17)
	Value of Healthcare Premiums	$28,580	(18)	$28,580	(18)	—		$28,580	(18)	—		—
	Value of Excise Tax Gross-Up	—		—		—		$2,269,068	(19)	$—	(19)	$—
	Total	$2,594,571		$1,480,580		$3,431,016		$8,490,664		$213,500		$52,901
Dan J. Cohrs	Cash Severance	$664,400	(20)	$415,250	(21)	—		$664,400	(22)	—		—
	Value of Accelerated Stock Awards(3)	$396,713	(23)	—	(5)	$1,430,912	(24)	$2,347,912	(25)	$21,487	(26)	$18,839	(27)
	Value of Accelerated Option Awards(10)	—		—		$98,824	(28)	$98,824	(29)	—		—
	Value of Accelerated Units(13)	$378,633	(30)	—	(5)	$378,633	(31)	$378,633	(32)	—		$17,981	(33)
	Value of Healthcare Premiums	$28,580	(18)	—		—		$28,580	(18)	—		—
	Value of Excise Tax Gross-Up	—		—		—		$1,204,262	(19)	$—	(19)	$—
	Total	$1,468,326		$415,250		$1,908,369		$4,722,611		$21,487		$36,820
Tom Samson	Cash Severance	$510,000	(20)	$340,000	(21)	—		$510,000	(22)	—		—
	Value of Accelerated Stock Awards(3)	—		—		$741,241	(34)	$741,241	(35)	—		—
	Value of Accelerated Option Awards	—		—		—		—		—		—
	Value of Healthcare Premiums	$28,580	(18)	—		—		$28,580	(18)	—		—
	Value of Excise Tax Gross-Up	—		—		—		$—	(19)	$—	(19)	$—
	Total	$538,580		$340,000		$741,241		$1,279,821		$—		$—
Harold A. Wright	Cash Severance	$417,000	(20)	$278,000	(21)	—		$417,000	(22)	—		—
	Value of Accelerated Stock Awards(3)	—		—		$521,447	(36)	$979,947	(37)	$42,782	(38)	—
	Value of Accelerated Option Awards(10)	—		—		$39,529	(39)	$39,529	(40)	—		—
	Value of Healthcare Premiums	$28,580	(18)	—		—		$28,580	(18)	—		—
	Value of Excise Tax Gross-Up	—		—		—		$432,766	(19)	$—	(19)	$—
	Total	$445,580		$278,000		$560,976		$1,897,822		$42,782		$—
Colin M. Morris	Cash Severance	$409,695	(20)	$273,130	(21)	—		$409,695	(22)	—		—
	Value of Accelerated Stock Awards(3)	$314,067	(41)	—	(5)	$851,005	(42)	$1,244,005	(43)	$58,273	(44)	$14,915	(45)
	Value of Accelerated Option Awards(10)	—		—		$39,529	(46)	$39,529	(47)	—		—
	Value of Accelerated Units(13)	$299,761	(48)	—	(5)	$299,761	(49)	$299,761	(50)	—		$14,235	(51)
	Value of Healthcare Premiums	$10,589	(18)	—		—		$10,589	(18)	—		—
	Value of Excise Tax Gross-Up	—		—		—		$677,290	(19)	$—	(19)	$—
	Total	$1,034,112		$273,130		$1,190,295		$2,680,869		$58,273		$29,150

(1)	Represents three times Mr. Ramsbottom’s annual base salary, payable over the two-year period after his termination date.
(2)	Represents three times Mr. Ramsbottom’s annual base salary, payable in a lump sum upon termination.
(3)	Value of RSUs determined by multiplying the number of accelerating RSUs by the fair market value of Rentech’s common stock ($1.31) on December 30, 2011.
(4)	Represents the aggregate value of 435,097 unvested 2011 IPO RSUs that would have vested on an accelerated basis upon Mr. Ramsbottom’s termination without cause or for good reason on December 31, 2011.

(5)

Pursuant to the terms of the applicable award agreements, 2011 IPO RSUs and 2011 IPO Units vest pro rata on an accelerated basis upon an executive’s termination due to non-renewal of the executive’s employment agreement; however, none of our NEOs’ employment agreements was up for renewal as December 31, 2011. Therefore, no such accelerated vesting would have occurred due to non-renewal of the executives’ employment agreements on December 31, 2011.

(6)

Represents the aggregate value of 435,097 unvested 2011 IPO RSUs, 401,875 unvested 2011 Time-Vest RSUs, 800,625 unvested 2011 PSUs, 200,000 unvested 2010 RSUs, 75,000 unvested 2009 Time-Vest RSUs and 162,977 unvested Management Stock Purchase Plan RSUs held by Mr. Ramsbottom that would have vested on an accelerated basis upon Mr. Ramsbottom’s termination due to death or disability on December 31, 2011. We have assumed for purposes of this calculation that all performance criteria applicable to the 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2011 PSUs held by Mr. Ramsbottom vested in full on such date).

(7)

Represents the aggregate value of (i) 435,097 unvested 2011 IPO RSUs, 401,875 unvested 2011 Time-Vest RSUs, 800,625 unvested 2011 PSUs, 200,000 unvested 2010 RSUs, 75,000 unvested 2009 Time-Vest RSUs and 1,000,000 unvested 2009 Performance-Vest RSUs that would have vested on an accelerated basis if Mr. Ramsbottom terminated employment without cause or for good reason on December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after a change in control of Rentech, and (ii) 162,977 unvested Management Stock Purchase Plan RSUs. We have assumed for purposes of this calculation that (A) all performance criteria applicable to the 2009 Performance-Vest RSUs and 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2009 Performance-Vest RSUs and 2011 PSUs held by Mr. Ramsbottom vested in full on such date) and (B) the relevant change in control occurred on December 31, 2011 (and, accordingly, the unvested Management Stock Purchase Plan RSUs held by Mr. Ramsbottom vested in full on such date).

(8)	Represents the aggregate value of 162,977 unvested Management Stock Purchase Plan RSUs held by Mr. Ramsbottom that would have vested on an accelerated basis upon a change in control of Rentech.
(9)	Represents the aggregate value of 20,662 unvested 2011 IPO RSUs that would have vested on an accelerated basis upon Mr. Ramsbottom termination of employment for any reason.
(10)	Value of options determined by multiplying the fair market value of Rentech’s common stock ($1.31) on December 30, 2011, less the applicable exercise price, by the number of accelerating options.
(11)

Represents the aggregate value of 466,667 unvested 2010 Options held by Mr. Ramsbottom that would have vested on an accelerated basis upon Mr. Ramsbottom’s termination due to death or disability on December 31, 2011.

(12)

Represents the aggregate value of 466,667 unvested 2010 Options held by Mr. Ramsbottom that would have vested on an accelerated basis if Mr. Ramsbottom terminated employment without cause or for good reason on December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after the change in control.

(13)	Value of 2011 Partnership Units determined by multiplying the number of accelerating RNP units by the fair market value of RNP’s common unit ($16.35) on December 30, 2011.
(14)	Represents the aggregate value of 33,273 unvested 2011 IPO Units that would have vested on an accelerated basis upon Mr. Ramsbottom’s termination without cause or for good reason on December 31, 2011.
(15)

Represents the aggregate value of 33,273 unvested 2011 IPO Units held by Mr. Ramsbottom that would have vested on an accelerated basis upon Mr. Ramsbottom’s termination due to death or disability on December 31, 2011.

(16)

Represents the aggregate value of 33,273 unvested 2011 IPO Units held by Mr. Ramsbottom that would have vested on an accelerated basis if Mr. Ramsbottom terminated employment without cause or for good reason on December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after a change in control of Rentech.

(17)	Represents the aggregate value of 1,580 unvested 2011 IPO Units that would have vested on an accelerated basis upon Mr. Ramsbottom’s termination of employment for any reason.
(18)

Represents the cost of Company-paid continuation health benefits for eighteen months, based on our estimated costs to provide such coverage. For purposes of continuation health benefits, a “qualifying termination in connection with a change in control” means: (i) for Mr. Ramsbottom, a termination without cause, for good reason or due to Rentech’s non-renewal of his employment agreement within three months before or two years after a change in control of Rentech, and (ii) for the remaining NEOs, a termination without cause or for good reason within three months before or two years after a change in control of Rentech.

(19)

Represents tax gross-up payments to compensate for excise taxes imposed by Section 4999 of the Internal Revenue Code on the payments and benefits provided (as well as any related taxes on such payment). The assumptions used to calculate the excise tax gross-up include the following: an excise tax rate of 20%, a federal tax rate of 25%, California state tax rate of 8.0929% (in the case of Mr. Ramsbottom) or 7.3846% (in the case of the remaining NEOs) and a Medicare tax rate of 1.45%.

(20)	Represents the executive’s annual base salary, payable over the one-year period after his termination date, plus his target annual incentive bonus.
(21)	Represents the executive’s annual base salary, payable over the one-year period after his termination date.
(22)	Represents the executive’s annual base salary plus target bonus, payable in a lump sum upon termination.
(23)	Represents the aggregate value of 302,834 unvested 2011 IPO RSUs that would have vested on an accelerated basis upon Mr. Cohrs’ termination without cause or for good reason on December 31, 2011.
(24)

Represents the aggregate value of 302,834 unvested 2011 IPO RSUs, 195,938 unvested 2011 Time-Vest RSUs, 397,812 unvested 2011 PSUs, 117,647 unvested 2010 RSUs, 61,666 unvested 2009 Time-Vest RSUs, unvested 16,402 Management Stock Purchase Plan RSUs held by Mr. Cohrs that would have vested on an accelerated basis upon Mr. Cohrs’ termination due to death or disability on December 31, 2011. We have assumed for purposes of this calculation that all performance criteria applicable to the 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2011 PSUs held by Mr. Cohrs vested in full on such date).

(25)

Represents the aggregate value of (i) 302,834 unvested 2011 IPO RSUs, 195,938 unvested 2011 Time-Vest RSUs, 397,812 unvested 2011 PSUs, 117,647 unvested 2010 RSUs, 61,666 unvested 2009 Time-Vest RSUs and 700,000 unvested 2009 Performance-Vest RSUs that would have vested on an accelerated basis if Mr. Cohrs terminated employment without cause or for good reason on December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after a change in control of Rentech, and (ii) 16,402 unvested Management Stock Purchase Plan RSUs. We have assumed for purposes of this calculation that (A) all performance criteria applicable to the 2009 Performance-Vest RSUs and 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2009 Performance-Vest RSUs and 2011 PSUs held by Mr. Cohrs vested in full on such date) and (B) the relevant change in control occurred on December 31, 2011 (and, accordingly, the unvested Management Stock Purchase Plan RSUs held by Mr. Cohrs, in each case, vested in full on such date).

(26)	Represents the aggregate value of 16,402 unvested Management Stock Purchase Plan RSUs held by Mr. Cohrs that would have vested on an accelerated basis upon a change in control of Rentech.
(27)	Represents the aggregate value of 14,381 unvested 2011 IPO RSUs that would have vested on an accelerated basis upon Mr. Cohrs’ termination of employment for any reason.
(28)

Represents the aggregate value of 274,510 unvested 2010 Options held by Mr. Cohrs that would have vested on an accelerated basis upon Mr. Cohrs’ termination due to death or disability on December 31, 2011.

(29)

Represents the aggregate value of 274,510 unvested 2010 Options held by Mr. Cohrs that would have vested on an accelerated basis if Mr. Cohrs terminated employment without cause or for good reason on December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after the change in control.

(30)	Represents the aggregate value of 23,158 unvested 2011 IPO Units that would have vested on an accelerated basis upon Mr. Cohrs’ termination without cause or for good reason on December 31, 2011.
(31)

Represents the aggregate value of 23,158 unvested 2011 IPO Units held by Mr. Cohrs that would have vested on an accelerated basis upon Mr. Cohrs’ termination due to death or disability on December 31, 2011.

(32)

Represents the aggregate value of 23,158 unvested 2011 IPO Units held by Mr. Cohrs that would have vested on an accelerated basis if Mr. Cohrs terminated employment without cause or for good reason on December 31, 2011, in either case, such termination occurred within 60 days prior to or one year after the change in control of Rentech.

(33)	Represents the aggregate value of 1,100 unvested 2011 IPO Units that would have vested on an accelerated basis upon Mr. Cohrs’ termination of employment for any reason.
(34)

Represents the aggregate value of 109,725 unvested 2011 Time-Vest RSUs, 222,775 unvested 2011 PSUs and 233,333 unvested Samson Inducement RSUs that would have vested on an accelerated basis upon Mr. Samson’s termination due to his death or disability on December 31, 2011. We have assumed for purposes of this calculation that all performance criteria applicable to the 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2011 PSUs held by Mr. Samson vested in full on such date).

(35)

Represents the aggregate value of 109,725 unvested 2011 Time-Vest RSUs, 222,775 unvested 2011 PSUs, and 233,333 unvested Samson Inducement RSUs that would have vested on an accelerated basis if Mr. Samson terminated employment without cause or for good reason as of December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after the change in control of Rentech. We have assumed for purposes of this calculation that all performance criteria applicable to the 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2011 PSUs held by Mr. Samson vested in full on such date).

(36)

Represents the aggregate value of 95,000 unvested 2011 Time-Vest RSUs, 190,000 unvested 2011 PSUs and 47,059 unvested 2010 RSUs, 33,334 unvested 2009 Time-Vest RSUs, unvested 32,658 Management Stock Purchase Plan RSUs held by Mr. Wright that would have vested on an accelerated basis upon Mr. Wright’s termination due to death or disability on December 31, 2011. We have assumed for purposes of this calculation that all performance criteria applicable to the 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2011 PSUs held by Mr. Wright vested in full on such date).

(37)

Represents the aggregate value of (i) 95,000 unvested 2011 Time-Vest RSUs, 190,000 unvested 2011 PSUs, and 47,059 unvested 2010 RSUs, 33,334 unvested 2009 Time-Vest RSUs and 350,000 unvested 2009 Performance-Vest RSUs that would have vested on an accelerated basis if Mr. Wright terminated employment without cause or for good reason on December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after a change in control of Rentech, and (ii) 32,658 unvested Management Stock Purchase Plan RSUs. We have assumed for purposes of this calculation that (A) all performance criteria applicable to the 2009 Performance-Vest RSUs and 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2009 Performance-Vest RSUs and 2011 PSUs held by Mr. Wright vested in full on such date) and (B) the relevant change in control occurred on December 31, 2011 (and, accordingly, the unvested Management Stock Purchase Plan RSUs held by Mr. Wright vested in full on such date).

(38)	Represents the aggregate value of 32,658 unvested Management Stock Purchase Plan RSUs held by Mr. Wright that would have vested on an accelerated basis upon a change in control of Rentech.
(39)

Represents the aggregate value of 109,804 unvested 2010 Options held by Mr. Wright that would have vested on an accelerated basis upon Mr. Wright’s termination due to death or disability on December 31, 2011.

(40)

Represents the aggregate value of 109,804 unvested 2010 Options held by Mr. Wright that would have vested on an accelerated basis if Mr. Wright terminated employment without cause or for good reason on December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after the change in control.

(41)	Represents the aggregate value of 239,746 unvested 2011 IPO RSUs that would have vested on an accelerated basis upon Mr. Morris’ termination without cause or for good reason on December 31, 2011.
(42)

Represents the aggregate value of 239,746 unvested 2011 IPO RSUs, 95,000 unvested 2011 Time-Vest RSUs, 190,000 unvested 2011 PSUs, 47,059 unvested 2010 RSUs, 33,334 unvested 2009 Time-Vest RSUs, unvested 44,483 Management Stock Purchase Plan RSUs held by Mr. Morris that would have vested on an accelerated basis upon Mr. Morris’ termination due to death or disability on December 31, 2011. We have assumed for purposes of this calculation that all performance criteria applicable to the 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2011 PSUs held by Mr. Morris vested in full on such date).

(43)

Represents the aggregate value of (i) 239,746 unvested 2011 IPO RSUs, 95,000 unvested 2011 Time-Vest RSUs, 190,000 unvested 2011 PSUs, 47,059 unvested 2010 RSUs, 33,334 unvested 2009 Time-Vest RSUs and 300,000 unvested 2009 Performance-Vest RSUs that would have vested on an accelerated basis if Mr. Morris terminated employment without cause or for good reason on December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after a change in control of Rentech, and (ii) 44,483 unvested Management Stock Purchase Plan RSUs. We have assumed for purposes of this calculation that (A) all performance criteria applicable to the 2009 Performance-Vest RSUs and 2011 PSUs were attained on December 31, 2011 (and, accordingly, the unvested 2009 Performance-Vest RSUs and 2011 PSUs held by Mr. Morris vested in full on such date) and (B) the relevant change in control occurred on December 31, 2011 (and, accordingly, the unvested Management Stock Purchase Plan RSUs held by Mr. Morris vested in full on such date).

(44)	Represents the aggregate value of 44,483 unvested Management Stock Purchase Plan RSUs held by Mr. Morris that would have vested on an accelerated basis upon a change in control of Rentech.
(45)	Represents the aggregate value of 11,385 unvested 2011 IPO RSUs that would have vested on an accelerated basis upon Mr. Morris’ termination of employment for any reason.
(46)

Represents the aggregate value of 109,804 unvested 2010 Options held by Mr. Morris that would have vested on an accelerated basis upon Mr. Morris’ termination due to death or disability on December 31, 2011.

(47)

Represents the aggregate value of 109,804 unvested 2010 Options held by Mr. Morris that would have vested on an accelerated basis if Mr. Morris terminated employment without cause or for good reason on December 31, 2011 and, in either case, such termination occurred within 60 days prior to or one year after the change in control.

(48)	Represents the aggregate value of 18,334 unvested 2011 IPO Units that would have vested on an accelerated basis upon Mr. Morris’ termination without cause or for good reason on December 31, 2011.
(49)

Represents the aggregate value of 18,334 unvested 2011 IPO Units held by Mr. Morris that would have vested on an accelerated basis upon Mr. Morris’ termination due to death or disability on December 31, 2011.

(50)

Represents the aggregate value of 18,334 unvested 2011 IPO Units held by Mr. Morris that would have vested on an accelerated basis if Mr. Morris terminated employment without cause or for good reason on December 31, 2011, in either case, such termination occurred within 60 days prior to or one year after the change in control of Rentech.

(51)	Represents the aggregate value of 871 unvested 2011 IPO Units that would have vested on an accelerated basis upon Mr. Morris’ termination of employment for any reason.

Director Compensation

The following table sets forth compensation information with respect to our non-employee directors as of the end of the Transition Period.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Michael S. Burke	$11,250	$—	$—	—	—	—	$11,250
General Wesley K. Clark	$7,500	$—	$—	—	—	—	$7,500
Michael F. Ray	$8,750	$—	$—	—	—	—	$8,750
Ronald M. Sega	$9,375	$—	$—	—	—	—	$9,375
Edward M. Stern	$10,625	$—	$—	—	—	—	$10,625
Halbert S. Washburn	$16,250	$—	$—	—	—	—	$16,250
John A. Williams	$7,500	$—	$—	—	—	—	$7,500
Dennis L. Yakobson	$7,500	$—	$—	—	—	—	$7,500

Directors who are employees of Rentech do not receive additional compensation for their services on the Board of Directors. The compensation plan for nonemployee directors provides for an annual retainer of $30,000 to be paid in $7,500 quarterly increments to each outside director. The Chairman of the Board receives an additional fee of $25,000 per year. Additional cash compensation is provided for participation in committees of the Board of Directors, up to a maximum of $20,000 per year for all committee work. The Chairman of the Audit Committee and the Chairman of the Compensation Committee receive $15,000 per year; the Chairman of the Nominating Committee receives $7,500 per year; and regular committee members receive $5,000 per year. Directors are reimbursed for reasonable out-of-pocket expenses incurred in their capacity as directors. No additional cash fees are paid to directors for attendance at Board of Directors or committee meetings.

Each newly elected non-employee member of the Board of Directors is granted a five-year, fully-vested option to purchase 20,000 shares of our common stock at the fair market value of our common stock on the date of grant. Each non-employee director serving immediately following our annual meeting of shareholders also is granted the number of shares of our fully vested common stock obtained by dividing $50,000 by the fair market value of our common stock on the date of grant, rounded up to the nearest 100 shares. Each non-employee director serving immediately following our annual meeting of shareholders also is granted a RSU with a vesting period of one year equal in value to $25,000 based on the Black-Scholes option-pricing model at an exercise price equal to the fair market value of a share of our common stock on the date of grant, determined in accordance with our Incentive Plan. The RSU will vest in a single installment on the earlier of the one year anniversary of the date of grant and our annual meeting of shareholders, subject to the director’s continued service on the Board of Directors through such date. In accordance with this program, no equity awards were granted to our non-employee directors during the Transition Period.

Compensation Committee Interlocks and Insider Participation

During the Transition Period, the following individuals served as members of the Compensation Committee: Michael S. Burke, Halbert S. Washburn, and Edward M. Stern. None of these individuals has ever served as our officer or employee or an officer or employee of any of our subsidiaries. None of our executive officers has served as a director or member of the compensation committee of another entity at which an executive officer of such entity is also one of our directors.

Compensation Risk Assessment

We have assessed the compensation policies and practices for our employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on us. In reaching our conclusion, we considered the following elements of our compensation plans and policies:

•

The mix of fixed (base salary) and variable (cash annual incentive and equity) compensation, including short-term (cash annual incentive) and long-term (equity) incentives, reduces the significance of any one particular compensation component;

•

The mix of various types of equity awards (including RSUs, PSUs and stock options) which have different vesting provisions that are based on a variety of factors including stock performance, accomplishment of commercial milestones and time vesting, so that no single event drives long-term compensation;

•	The fact that all of our equity awards vest over time (in addition to performance vesting in some circumstances), typically three years, encouraging a long-term view by recipients;

•	The fact that the Compensation Committee oversees our equity plans and incentive based bonus awards and has the discretion to reduce or eliminate bonuses based on performance; and

•	Our formal performance evaluation approach based on quantitative and qualitative performance is used company-wide setting cash and equity incentives.

Audit Committee and Audit Committee Financial Expert

The Board of Directors has a standing Audit Committee. The Board of Directors has determined that each member of the Audit Committee is “independent” within the meaning of the rules of the SEC and the NYSE Amex.

The charter of our Audit Committee is available on the Corporate Governance section of our website at http://www.rentechinc.com. The Board of Directors regularly reviews developments in corporate governance and modifies the charter as warranted. Modifications are reflected on our website at the address previously given. Information contained on our website is not incorporated into and does not constitute a part of this proxy statement. Our website address referenced above is intended to be an inactive textual reference only and not an active hyperlink to the website.

The Audit Committee of the Board of Directors has been delegated responsibility for reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors’ fees; and recommending the engagement of the auditors to the full Board of Directors.

The Audit Committee currently consists of Mr. Burke, Mr. Ray and Mr. Washburn. The Board of Directors has determined that Mr. Burke, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

Audit Committee Report

The Audit Committee of the Board of Directors is composed entirely of independent directors, as independence is defined by the listing standards of the NYSE Amex and the rules of the SEC. The Audit Committee assists the Board of Directors with overseeing the accounting and financial reporting processes of Rentech and the audits of the financial statements of Rentech.

In fulfilling its responsibilities during the past fiscal year, the committee:

•

Discussed with the independent accountants, among other issues, the matters to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight board in Rule 3200T;

•

Received the written disclosures and the letter from the auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountants their independence;

•	Discussed the overall audit process and reviewed related reports;

•	Involved the independent accountants in the committee’s review of Rentech’s financial statements and related reports with management as well as management’s assessment of internal controls;

•	Provided independent accountants the full access to the committee and the Board of Directors, to report on appropriate matters;

•	Discussed with the independent accountants matters required to be reviewed by generally accepted auditing standards;

•	Assessed the competence and qualification of PricewaterhouseCoopers LLP. to serve as Rentech’s auditors; and

•	Reviewed and discussed the audited financial statements with Rentech’s management.

In addition, the Audit Committee considered the quality and adequacy of Rentech’s internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the committee determined appropriate.

Based on these reviews and discussions, the committee recommended to the Board of Directors, and the Board of Directors approved, our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, filed with the SEC on December 14, 2011, as amended on January 30, 2012, and our Transition Report on Form 10-K for the three-month transition period ended December 31, 2011, each of which included our audited financial statements.

The reports and opinions of PricewaterhouseCoopers LLP are filed separately in our Annual Report on Form 10-K, filed with the SEC on December 14, 2011, as amended on January 30, 2012, and in our Transition Report on Form 10-K for the three-month transition period ended December 31, 2011, and they should be read in conjunction with the information contained in this section of the proxy statement and the review of the audited financial statements.

AUDIT COMMITTEE

Michael S. Burke, Chairman

Michael F. Ray

Halbert S. Washburn

In accordance with the rules and regulations of the SEC, neither the report of the Audit Committee nor the report of the Compensation Committee appearing in this proxy statement will be deemed to be soliciting material or to be filed with the SEC or subject to Regulations 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act, and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Securities Act, or any filing under the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

Nominating Committee and Shareholder Communications

The Nominating Committee currently consists of Ronald M. Sega and Edward M. Stern. The Nominating Committee’s primary duty is to make recommendations to the Board of Directors regarding composition of the Board of Directors, recruitment of new directors, and performance of the Board of Directors. The committee’s policy is to identify and consider candidates for election as directors, including candidates recommended by our security holders. To submit recommendations to the Board of Directors with suggestions for election, or to send communications to the Board of Directors about other corporate matters, security holders may write to the Chairman of the Board or to any one or more individual directors at our address given on the first page of this proxy statement.

In considering suggestions for nominations, the committee will review the composition of the Board of Directors in relation to the efforts of Rentech to maintain effective corporate governance practices. The committee will consider Rentech’s business plan, the perspective of its security holders, and applicable regulations regarding the duties and qualifications of directors. In consultation with the Chairman of the Board, the committee will evaluate candidates against the qualifications that the committee expects to develop, conduct appropriate verifications of the background of candidates, interview selected candidates, identify potential conflicts of interest, and present the candidates who have been suggested to the full Board of Directors, with the committee’s recommendations for nominations.

Rentech does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board of Directors will possess the appropriate talent, skills and expertise to oversee the Company’s business. When considering a potential director candidate, the Nominating Committee evaluates the entirety of each candidate’s experience and qualifications. The Nominating Committee looks for personal and professional integrity, demonstrated ability and judgment and business experience.

To be considered by the Nominating Committee, suggestions by security holders must be submitted before Rentech’s fiscal year-end, and must be accompanied by a description of the qualifications of the proposed candidate and a written statement by the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. The committee may require that the proposed nominee furnish other information as it may reasonably request to assist in determining the qualifications of the proposed nominee to serve as a director. This restriction on eligibility is removed after the action or proceeding is finally resolved.

The Nominating Committee requires all candidates to complete a Prospective Director Questionnaire, provide a current curriculum vitae, and satisfy a credit and background check. In addition, the committee will conduct telephone and in-person meetings with all candidates. Factors the committee considers vital for all candidates include industry experience, management experience, and public company experience.

Transactions with Related Persons

Pursuant to its charter, the Audit Committee of the Board of Directors is responsible for reviewing and approving all related party transactions. While we do not have a formal written policy or procedure for the review, approval or ratification of related party transactions, the audit committee must review the material facts of any such transaction and approve that transaction on a case by case basis.

Mr. Williams was a greater than 10% stockholder of SilvaGas when it was acquired by us in June of 2009 pursuant to an agreement and plan of merger, or the Merger Agreement. In addition to the consideration paid at the closing, the former SilvaGas stockholders were entitled to receive additional shares of our common stock as earn-out consideration. In addition, approximately 6,800,000 of the shares of our common stock issuable at closing were be deposited with an escrow agent to support certain indemnification obligations of the SilvaGas stockholders. Fifty percent of the escrow shares were to be released after two years if no claims were made against them and the remaining 50 percent were to be released after three years. No claims have been made to date and 50 percent of the escrow shares were released in December 2010 in exchange for extending the survival date of certain of the SilvaGas stockholders representations, warranties and covenants by an additional six months.

On December 28, 2011, we entered into an Amendment to the Merger Agreement, or the Amendment, with Milton Farris, as Stockholder Representative, John A. Williams and certain other former stockholders of SilvaGas. Pursuant to the terms of the Amendment, the parties agreed to amend the Merger Agreement to: (a) release the remaining approximately 3.4 million shares of our common stock held in escrow pursuant to the terms of the Merger Agreement and its associated escrow agreement, on or prior to December 31, 2011; (b) provide for the issuance of 2.0 million shares of our common stock by March 31, 2012 to the former stockholders of SilvaGas who were party to the Merger Agreement in satisfaction of all potential earn-out payments provided for in the Merger Agreement; and (c) provide for a release of the Company by the former stockholders of SilvaGas from all claims they may have related to the Merger Agreement and its associated transactions and documents.

On December 28, 2011, Rentech entered into a bridge loan agreement as a lender, with RNP as guarantor and Rentech Nitrogen, LLC, or RNLLC, an indirect majority owned subsidiary of Rentech and a direct wholly owned subsidiary of RNP, as the borrower. Such bridge loan agreement consisted of a commitment by Rentech to make a $40.0 million bridge loan to RNLLC. On February 28, 2012, RNLLC terminated such bridge loan agreement.

Code of Ethics

We have adopted a code of business and conduct ethics that applies to our directors, officers and employees. This code includes a special section entitled “Business Conduct and Ethics for Senior Financial Officers” which applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of the code of ethics was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended September 30, 2008, filed with the SEC on December 15, 2008, and is available on the Corporate Governance Section of our website at www.rentechinc.com. Our website address referenced above is not intended to be an active hyperlink, and the contents of our website shall not be deemed to be incorporated herein.

Independent Certified Public Accountants

The Board of Directors has selected PricewaterhouseCoopers LLP as our independent certified public accountants for fiscal year 2012. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in Rentech nor any connection with Rentech in any capacity otherwise than as independent accountants.

A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting of shareholders to answer appropriate questions and will be afforded an opportunity to make a statement regarding the financial statements.

Principal Accountant Fees and Services

The following table presents fees billed and expected to be billed for professional audit services rendered by PricewaterhouseCoopers LLC for the three months ended December 31, 2011 and fiscal years 2011 and 2010 and fees billed and expected to be billed for other services rendered by PricewaterhouseCoopers LLC for the three months ended December 31, 2011 and fiscal years 2011 and 2010.

	Three Months Ended December 31, 2011	Fiscal Year 2011	Fiscal Year 2010
PricewaterhouseCoopers LLP:
Audit Fees (1)	$800,000	$2,399,398	$1,047,235
Audit-Related Fees (2)	—	11,175	15,000
Tax Fees (3)	511,244	96,619	157,000
All Other Fees	—	—	—

Total	$1,311,244	$2,507,192	$1,219,235

(1)	Represents the aggregate fees billed and expected to be billed for professional services rendered for the audit of Rentech’s and RNP’s consolidated financial statements for the three months ended December 31, 2011 and fiscal years ended September 30, 2011 and 2010, and for the audit of Rentech’s and RNP’s internal control over financial reporting and for reviews of the financial statements included in Rentech’s quarterly reports on Form 10-Q, assistance with Securities Act filings and related matters, consents issued in connection with SEC filings, and consultations on financial accounting and reporting standards arising during the course of the audit for fiscal years 2011 and 2010.
(2)	Represents fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Rentech’s financial statements, and are not reported as Audit Fees.
(3)	Represents the aggregate fees billed and expected to be billed for Rentech’s 2011 and 2010 tax return and tax consultation regarding various issues including property and sales tax issues, research and development credits and RNP’s structure.

The Audit Committee is required to pre-approve all audit services and non-audit services (other than de minimis non-audit services as defined by the Sarbanes-Oxley Act of 2002). Non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP were compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee pre-approved all fees incurred in the three months ended December 31, 2011.

APPROVAL OF THE TAX BENEFIT PRESERVATION PLAN

(Proxy Item  2)

The Tax Benefit Preservation Plan

Rentech has generated significant net operating losses, or NOLs. As of December 31, 2011, we had approximately $114.0 million of NOLs. For federal and state income tax purposes, we may “carry forward” NOLs in certain circumstances to offset current and future taxable income, which will reduce future federal and state income tax liability, subject to certain requirements and restrictions. However, if we were to experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code, our ability to utilize these NOLs to offset future taxable income could be significantly limited. Such limitations, in conjunction with the NOL expiration provisions, could effectively eliminate our ability to use a substantial portion of out NOLs to offset any future taxable income. Generally, an “ownership change” would occur if the percentage of our stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period.

The Board of Directors believes it is in the best interests of the shareholders and the Company to put measures in place which are intended to protect the value of our NOLs. After careful consideration, the Board of Directors approved and adopted the Tax Benefit Preservation Plan on August 5, 2011. By adopting the Tax Benefit Preservation Plan, the Board of Directors sought to increase shareholder value by attempting to preserve our ability to carry forward our NOLs and reduce our future income tax liability. The Tax Benefit Preservation Plan is intended to act as a deterrent to any person’s acquisition of 4.99% or more of the outstanding shares of our common stock, par value $0.0001 per share, or any existing 4.99% or greater holder’s acquisition of more than an additional 1% of our then outstanding common stock, in each case, without the approval of the Board of Directors, and thus to mitigate the threat that stock ownership changes present to our NOL asset. The Tax Benefit Preservation Plan includes procedures whereby the Board of Directors will consider requests to exempt certain acquisitions of our common stock from the applicable ownership trigger if the Board of Directors determines that the acquisition will not limit or impair the availability of the NOLs to the Company. The Tax Benefit Preservation Plan, including its protective value, will expire on August 5, 2014 if it is not approved by the shareholders.

The following description of the Tax Benefit Preservation Plan is qualified in its entirety by reference to the text of the Tax Benefit Preservation Plan, which can be found in the accompanying Appendix A. Please read the Tax Benefit Preservation Plan in its entirety, as the discussion below is only a summary.

Description of the Tax Benefit Preservation Plan

Dividend of Preferred Stock Purchase Rights

In connection with its adoption of the Tax Benefit Preservation Plan, the Board of Directors declared a dividend of one preferred stock purchase right, or a Right, for each share of our common stock outstanding at the close of business on August 19, 2011, or the Record Date. Each Right will entitle the registered holder, after the Rights become exercisable and until expiration, to purchase from us one ten-thousandth of a share of our Series D Junior Participating Preferred Stock, par value $10.00 per share, or the Preferred Stock, at a price of $3.75 per one ten-thousandth of a share of Preferred Stock, subject to certain anti-dilution adjustments, or the Purchase Price.

One Right was distributed to our stockholders for each share of our common stock owned of record by them at the close of business on August 19, 2011. As long as the Rights are attached to our common stock, we will issue one Right with each new share of common stock so that all such shares will have attached Rights. We have reserved 45,000 shares of Preferred Stock for issuance upon exercise of the Rights.

Transfer, “Flip In” and Exercise of Purchase Rights

Until the earlier to occur of (i) the close of business on the tenth business day following a public announcement that a person or group has acquired, or obtained the right to acquire, Beneficial Ownership (as used herein, the phrase “Beneficial Ownership” and like phrases have the meanings set forth in the Tax Benefit Preservation Plan) of 4.99% or more of our outstanding common stock, or an Acquiring Person, or (ii) the close of business on the tenth business day following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a person or group of 4.99% or more of our outstanding common stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to certificates representing our common stock outstanding as of the Record Date, by such certificates representing our common stock, or, with respect to uncertificated shares of our common stock registered in book entry form, by notation in book entry, in either case, together with a copy of the Summary of Rights attached as Exhibit C to the Tax Benefit Preservation Plan. The Board of Directors can postpone the Distribution Date in certain circumstances. Shares held by persons participating in a group are deemed to be Beneficially Owned by all persons treated as the same entity for purposes of Section 382 of the Internal Revenue Code.

The Tax Benefit Preservation Plan provides that any person who Beneficially Owned 4.99% or more of our common stock outstanding as of the first public announcement of the adoption of the Tax Benefit Preservation Plan, or an Existing Holder, shall not be deemed to be an “Acquiring Person” for purposes of the Tax Benefit Preservation Plan unless the Existing Holder becomes the Beneficial Owner of (x) a percentage of our common stock then outstanding that is greater than 1% more than the aggregate percentage of our outstanding common stock that such Existing Holder Beneficially Owns as of the date of the Tax Benefit Preservation Plan or (y) less than 4.99% of our common stock then outstanding (after which, if the Existing Holder becomes the Beneficial Owner of 4.99% or more of our common stock then outstanding, the Existing Holder shall be deemed to be an “Acquiring Person”).

The Rights will be transferred only with our common stock until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights). After the Distribution Date, separate certificates evidencing the Rights, or Rights Certificates, will be mailed to holders of record of our common stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. The Rights do not have any voting rights.

Expiration of Purchase Rights

The Rights are not exercisable until the Distribution Date. The Rights will expire, unless earlier redeemed or exchanged by the Company or terminated, on the earliest to occur of: (i) August 5, 2014, subject to our right to extend such date, (ii) August 5, 2012, if stockholder approval of the Tax Benefit Preservation Plan has not been obtained by that date, or (iii) the time at which the Board of Directors determines that the NOLs are fully utilized or no longer available under Section 382 of the Internal Revenue Code, or that an ownership change under Section 382 of the Internal Revenue Code would not adversely impact in any material respect the time period in which we could use the NOLs or materially impair the amount of the NOLs that could be used by us in any particular time period, for applicable tax purposes. The Rights do not have any voting rights.

Rights and Preferences of Preferred Stock

Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment equal to the greater of (i) $1.00 or (ii) 10,000 times the dividend, if any, declared per share of our common stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $10,000 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 10,000 times the payment made per share of our common stock. Each share of Preferred Stock will have 10,000 votes and will vote together with our common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of our common stock are exchanged, each share of Preferred Stock will be entitled to receive 10,000 times the amount received per share of our common stock. The Preferred Stock will not be redeemable. The Rights are protected by customary anti-dilution provisions.

The Purchase Price payable, and the number of one ten-thousandths of a share of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of our average net income per share for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in shares of Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

Until a Right is exercised, the holder of a Right, as such, will have no rights as a stockholder of the Company other than the rights such holder has as a result of its ownership of our common stock.

Merger, Exchange or Redemption of Purchase Rights

In the event that a person becomes an Acquiring Person or if we were the surviving corporation in a merger with an Acquiring Person and shares of the our common stock were not changed or exchanged in such merger, each holder of a Right, other than Rights that are or were acquired or Beneficially Owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise the number of shares of our common stock having a market value of two times the then current Purchase Price of one Right. In the event that, after a person has become an Acquiring Person, we were acquired in a merger or other business combination transaction or more than 50% of our assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, the number of shares of common stock of the acquiring company that at the time of such transaction would have a market value of two times the then current Purchase Price of one Right.

At any time after a person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of our then outstanding common stock, the Board of Directors may cause us to exchange the Rights (other than Rights owned by an Acquiring Person which have become void), in whole or in part, for shares of our common stock at an exchange rate of one share of common stock per Right (subject to adjustment).

The Rights may be redeemed in whole, but not in part, at a price of $0.0001 per Right, or the Redemption Price, by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment of Plan

Any of the provisions of the Tax Benefit Preservation Plan may be amended by the Board of Directors for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Tax Benefit Preservation Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person).

Certain Considerations Related to the Adoption of the Tax Benefit Preservation Plan

The Board of Directors believes that attempting to protect our NOLs as describe above is in our and our shareholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Tax Benefit Preservation Plan is adopted. Please consider the items discussed below in voting on Proxy Item 2.

Value of NOLs

The Internal Revenue Service, or the IRS, has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of the provisions of Section 382 of the Internal Revenue Code and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefit Preservation Plan is in place.

Continued Risk of Ownership Change

Although the Tax Benefit Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot provide assurance that it would prevent all transfers of our common stock that could result in such an ownership change.

Anti-Takeover Effect

The reason the Board of Directors adopted the Tax Benefit Preservation Plan is to preserve the long-term value of our NOLs. While the Tax Benefit Preservation Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the Tax Benefit Preservation Plan may serve as a deterrent to a merger, tender offer or proxy contest involving our common stock.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE TAX BENEFIT PRESERVATION PLAN.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proxy Item 3)

Proposal

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as Rentech’s independent registered public accounting firm for the year ending December 31, 2012, and has further directed that management submit the selection of PricewaterhouseCoopers LLP for ratification by the shareholders at the annual meeting of shareholders. PricewaterhouseCoopers LLP has audited Rentech’s financial statements since fiscal year 2009. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting of shareholders and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Shareholder ratification of the selection of PricewaterhouseCoopers LLP as Rentech’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain PricewaterhouseCoopers LLP in the future. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Rentech.

Ratification of the selection of PricewaterhouseCoopers LLP as Rentech’s independent registered public accounting firm will be approved if the votes cast favoring the proposal exceed the votes cast opposing the proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS RENTECH’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the annual meeting of shareholders held in 2013 must be received by Rentech’s corporate secretary on or before January 2, 2013 in order to be eligible for inclusion in Rentech’s proxy statement and form of proxy. However, if the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline for inclusion in the proxy will be a reasonable time before we begin to print and mail proxy materials for next year’s meeting. To be included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

Under our bylaws, for business properly to be brought before the annual meeting of shareholders held in 2013, a shareholder must have given timely notice in proper written form to the Secretary of Rentech at the address set forth on the first page of this proxy statement in accordance with the then current provisions of our bylaws. Our bylaws currently require that such notice be delivered to or mailed and received at our principal executive offices not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting (i.e., no earlier than March 7, 2013 and no later than April 6, 2013). If, however, Rentech advances the date of the next annual meeting by more than 30 days or delays such date by more than 60 days, notice by the shareholder must be given not earlier than the close of business on the 90th day in advance of such meeting and not after the later of (i) the close of business on the 60th day prior to such meeting, or (ii) the tenth day following the first public announcement of the date of such meeting.

OTHER BUSINESS

Management does not know of any other matters to be brought before the annual meeting. If any other business items not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with the Board of Directors’ recommendation on those matters.

A copy of Rentech’s Transition Report for the three month transition period ended December 31, 2011 has been mailed to you concurrently with this proxy statement. This Transition Report is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. Rentech will provide upon written request, without charge to each shareholder of record as of the record date, a copy of our Transition Report on Form 10-K for the three-month transition period ended December 31, 2011. Any exhibits listed in such Form 10-K also will be furnished upon request at the actual expense incurred by Rentech in furnishing such exhibits. Any such requests should be directed to Rentech’s principal executive offices at 10877 Wilshire Boulevard, Suite 600, Los Angeles, California 90024, Attention: Secretary.

As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to Rentech’s shareholders residing at the same address, unless such shareholders have notified us of their desire to receive multiple copies of the proxy statement. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies for this year or future years should be directed in writing to Rentech’s principal executive offices at 10877 Wilshire Boulevard, Suite 600, Los Angeles, California 90024, Attention: Secretary, or by phone at (310) 571-9800.

ALL SHAREHOLDERS ARE URGED TO VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, OR TO COMPLETE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,
April 27, 2012	Colin M. Morris Secretary

IMPORTANT INFORMATION CONCERNING THE RENTECH ANNUAL MEETING

Check-in begins: 7:30 am PDT                                     Meeting begins: 8:30 am PDT

•	Rentech shareholders, including joint holders, as of the close of business on April 12, 2012, the record date for the annual meeting, are entitled to attend the annual meeting on June 5, 2012.

•	All shareholders and their proxies should be prepared to present photo identification for admission to the meeting

•

If you are a registered shareholder, an admission ticket is attached to your proxy card. Please detach and bring the admission ticket with you to the meeting. Shareholders who do not present admission tickets at the meeting will be admitted only upon verification of ownership.

•

If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you beneficially owned the shares on April 12, 2012, the record date for voting.

•	Persons acting as proxies must bring a valid proxy from a record holder who owns shares as of the close of business on April 12, 2012.

•	Failure to present identification or otherwise comply with the above procedures will result in exclusion from the meeting.

•	Meeting attendees will not be permitted to bring cameras, mobile phones, recording equipment, electronic devices or large bags, briefcases or packages to the meeting.

•

During the Annual Meeting the Secretary will report on the matters set forth in the Notice of the Meeting and remarks about the Company will be provided by the management. Shareholders will have the opportunity to submit questions in writing to management up through the conclusion of the management presentation.

•	Please allow ample time for check-in.

THANK YOU FOR YOUR INTEREST AND SUPPORT—YOUR VOTE IS IMPORTANT!

Directions to the Sheraton Gateway Los Angeles Hotel:

From the Los Angeles International Airport:

Go east on Century Blvd. for less than one mile. Complimentary Airport Shuttle is provided to the hotel.

From Downtown Los Angeles:

Take the CA-110 South to the I-105 West toward the Los Angeles Airport. Take exit 2A toward La Cienega/Aviation Blvd. Turn left onto West Imperial Highway. Turn right onto Aviation Blvd and then make a slight left onto West Century Blvd.

From Orange County:

Take the I-405 North toward Santa Monica and then take the Century Blvd. exit toward the Los Angeles Airport. Turn left onto West Century Blvd.

APPENDIX A

EXECUTION VERSION

RENTECH, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

Tax Benefit Preservation Plan

Dated as of August 5, 2011

TAX BENEFIT PRESERVATION PLAN

Tax Benefit Preservation Plan, dated as of August 5, 2011 (this “Plan”), between RENTECH, INC., a Colorado corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A, a federally chartered trust company, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, the Board of Directors (the “Board”) of the Company has approved this Plan and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on August 19, 2011 (the “Record Date”) and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1, respectively), each Right initially representing the right to purchase one ten-thousandth (subject to adjustment) of a share of Series D Junior Participating Preferred Stock, par value $10.00 per share (the “Preferred Stock”), of the Company having the rights, powers and preferences set forth in the form of Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation attached hereto as Exhibit A (as amended from time to time), upon the terms and subject to the conditions hereinafter set forth; provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to use net operating losses and certain other tax attributes (collectively, “NOLs”) for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views its NOLs as a highly valuable asset of the Company, which is likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Company’s NOLs on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

1.1. “Acquiring Person” shall mean any Person who or which, from and after the date of this Plan, shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of (A) a percentage of the Common Stock of the Company then outstanding that is greater than 1% more than the aggregate percentage of the outstanding Common Stock that such Existing Holder Beneficially Owns as of the date hereof (such aggregate amount being the “Exempt Ownership Percentage”) or (B) less than 4.99% of the Common Stock of the Company then outstanding (after which time, if such Person shall be the Beneficial Owner of 4.99% or more of the Common Stock of the Company then outstanding, such Person shall be or become deemed an “Acquiring Person”). Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.

1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan.

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1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.3.1. which such Person, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “Beneficially Own” (w) securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382 of the Code; (x) securities tendered pursuant to a tender or exchange offer made by such Person until such tendered securities are accepted for purchase or exchange; (y) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, or (z) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

1.3.2. which such Person, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s participation in a “group” (within the meaning of Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) shall be determined under Section 1.3.3 of this Plan and not under this Section 1.3.2; or

1.3.3. of which any other Person is the Beneficial Owner, if such Person has any agreement, arrangement or understanding (whether or not in writing) with such other Person with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1.3.3 shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board of the Company may determine in any specific case.

Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1.3, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, securities held by any other Person that such Person would be deemed to constructively own or that otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

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No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.5. “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.6. “Common Stock” when used with reference to the Company shall mean the Common Stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of, such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

1.7. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and members of the board of directors thereof acting in their fiduciary capacities, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, and (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28 or Section 29.

1.8. “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding.

1.9. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity, and shall include any successor (by merger or otherwise) of any such entity.

1.10. “Right to Acquire” shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

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1.11. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

1.12. “Stockholder Approval” shall mean the approval of this Plan by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock (or other shares that vote together with the Common Stock as one class for purposes of such an approval) that are present in person or by proxy at a Stockholder Meeting and entitled to vote on the proposal to approve this Plan.

1.13. “Stockholder Meeting” shall mean a meeting of stockholders of the Company duly held in accordance with the Company’s Bylaws, as amended from time to time, the Company’s Amended and Restated Articles of Incorporation, as amended from time to time, and applicable law.

1.14. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.15. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

1.16. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exempt Ownership Percentage	1.1

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Term	Section
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
NOLs	Recitals
Original Rights	1.3.2
Plan	Preamble
Preferred Stock	Recitals
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Date	7.1
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1
Waiver Request	29

Section 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 (ten) days prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3. Issuance of Right Certificates.

3.1. Rights Evidenced by Stock Certificates. Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the close of business on the tenth (10th) Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, (A) prior to the occurrence of a Distribution Date specified as a result of an event described in clauses (i) or (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date in order to make a determination pursuant to Section 7.1(vi) or Section 29 or (B) prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

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3.2. Summary of Rights. On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person) at the address of such holder shown on the records of the Company. Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

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3.3. New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock which become outstanding (whether upon issuance out of authorized but unissued Common Stock, disposition out of treasury or transfer or exchange of outstanding Common Stock) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefit Preservation Plan between Rentech, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of August 5, 2011 as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Plan) shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and assignment, including the certifications therein, to be printed on the reverse thereof) shall each be substantially in the form set forth as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one ten-thousandth of a share of Preferred Stock set forth therein (the “Purchase Price”), but the number of such one ten-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

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Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have duly executed and properly completed the certification contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.

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Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1. Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed and properly completed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on August 5, 2014 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 (the “Redemption Date”), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, (iv) the time at which the Rights are exchanged as provided in Section 27, (v) the close of business on August 5, 2012, if Stockholder Approval has not been obtained by that date, or (vi) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.

7.2. Purchase. The Purchase Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $3.75, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3. Payment Procedures. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed and properly completed, accompanied by payment of the aggregate Purchase Price for the total number of one ten-thousandths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, to such other Person as designated by such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

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7.4. Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

7.5. Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certification contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly executed and properly completed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records or physical records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

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Section 9. Reservation and Availability of Capital Stock. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on the NYSE Amex or any other national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE Amex or such other exchange or market upon official notice of issuance upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, from time to time for a period of time not to exceed one hundred twenty (120) days in any particular instance, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary and appropriate under applicable law. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

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The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1. Post-Execution Events.

11.1.1. Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

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11.1.2. Acquiring Person Events; Triggering Events. Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one ten-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon and after the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person, (2) a transferee of any Acquiring Person who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or transferees hereunder.

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From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

11.1.3. Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights within the thirty (30) day period set forth above, such period may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

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11.2. Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Preferred Stock and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of additional Preferred Stock and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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11.3. Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.4. Current Per Share Market Value.

11.4.1. General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE Amex or, if the Security is not listed or admitted to trading on the NYSE Amex, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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11.4.2. Preferred Stock. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one ten-thousandth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 10,000.

11.5. Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Preferred Stock or the nearest ten-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6. Shares Other Than Preferred Stock. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

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11.7. Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8. Effect of Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one-hundred thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9. Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

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11.10. Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one ten-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

11.11. Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.

11.12. Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13. Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

11.14. Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

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11.15. Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry Shares in respect thereof) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

13.1. Certain Transactions. In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Plan and in lieu of Preferred Stock or Common Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to

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Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product by 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Plan; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Plan as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:

(1) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

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(2) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE Amex or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE Amex or such securities exchange;

(3) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(4) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In case the Principal Party has provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.

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13.2. Principal Party. “Principal Party” shall mean:

(i) in the case of any transaction described in clauses (A) or (B) of the first sentence of Section 13.1: (i) the Person that is the issuer of the securities into which the Common Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in clause (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

13.3. Approved Acquisitions. Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Plan and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

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Section 14. Fractional Rights and Fractional Shares.

14.1. Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE Amex or, if the Rights are not listed or admitted to trading on the NYSE Amex, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE Amex or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

14.2. Cash in Lieu of Fractional Shares of Preferred Stock. The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one ten-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one share of Preferred Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

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14.3. Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.4. Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Plan.

Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

(b) as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate or Book Entry Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

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Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation or limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

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In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

20.1. Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

20.2. Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

20.3. Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

20.4. Reliance on Plan and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

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20.5. No Responsibility as to Certain Matters. The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

20.6. Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

20.7. Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

20.8. Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

20.9. Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

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20.10. Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

20.11. Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, reputable overnight courier (e.g., FedEx), postage prepaid, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder in accordance with the Company’s request; provided, however, that notwithstanding anything in this Plan to the contrary, the Rights Agent may retain a copy of such books, records, funds, certificates or other documents or instruments to the extent necessary to meet legal, audit or regulatory requirements, including applicable law and internal retention policies. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such corporation is authorized to do business as a banking institution in such state) in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus, along with its Affiliates, of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

23.1. Right to Redeem. The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

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23.2. Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

Section 24. Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.

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In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 25. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by reputable overnight courier (e.g., FedEx), postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Rentech, Inc.

10877 Wilshire Boulevard, Suite 600

Los Angeles, CA 90024

Attention: General Counsel

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by reputable overnight courier (e.g., FedEx), postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock or of any Book Entry Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided, that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

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Section 26. Supplements and Amendments. For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person, other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights, duties, or obligations of the Rights Agent under this Plan.

Section 27. Exchange.

27.1. Exchange of Common Stock for Rights. The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock or Preferred Stock (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

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27.2. Exchange Procedures. Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

27.3. Insufficient Shares. The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the current per share market price (determined pursuant to Section 11.4) of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange.

Section 28. Process to Seek Exemption Prior to Trigger Event. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the then outstanding Common Stock (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by reputable overnight courier (e.g., FedEx), postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not limit or impair the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

35

Section 29. Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a shareholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 29, grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan. A Waiver Request shall be in proper form and shall be delivered by reputable overnight courier (e.g., FedEx), postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Stock aggregating 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not limit or impair the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. The facts and circumstances with respect to the Trigger Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Trigger Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 29.

36

Section 30. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 31. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 32. Determination and Actions by the Board or Committee Thereof. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan). In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate. All such actions, calculations, interpretations and determinations that are done or made by the Board, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law.

37

Section 33. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 34. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 35. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 36. Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 37. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

(Signature Page Follows)

38

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

RENTECH, INC.

By:	/s/ Colin M. Morris
Name: Colin M. Morris
Title: Vice President and General Counsel

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ John M. Wahl
Name: John M. Wahl
Title: Corporate Trust Officer

(Signature Page to Tax Benefit Preservation Plan)

EXHIBIT A

FORM OF ARTICLES OF AMENDMENT

to the

AMENDED AND RESTATED ARTICLES OF INCORPORATION

of

RENTECH, INC.

PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF

SERIES D JUNIOR PARTICIPATING PREFERRED STOCK

(Pursuant to Section 7-106-102 of the

Colorado Business Corporation Act)

RENTECH, INC., a Colorado corporation, (hereinafter called the “Corporation”), does hereby certify that pursuant to the authority conferred upon the Board of Directors (the “Board of Directors”) by the Amended and Restated Articles of Incorporation of the Corporation and pursuant to Section 7-106-102 of the Colorado Business Corporation Act, said Board of Directors, at a duly convened meeting held on July 29, 2011, adopted the following resolution:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors in accordance with the provisions of the Amended and Restated Articles of Incorporation of the Company, the Board of Directors hereby creates the Series D Preferred Stock and hereby states the designation and number of shares, and fixes the relative rights, powers and preference, and qualifications, limitations and restrictions thereof as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series D Junior Participating Preferred Stock” (the “Series D Preferred Stock”) and the number of shares constituting the Series D Preferred Stock shall be 45,000. Such number of shares may be increased or decreased by further resolution duly adopted by the Board of Directors and by the filing of an amendment to the Corporation’s Articles of Incorporation pursuant to the provisions of the Colorado Business Corporation Act stating that such reduction or increase has been so authorized; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series D Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series D Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series D Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other amendment to the Corporation’s Articles of Incorporation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(D) If, at the time of any annual meeting of shareholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series D Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series D Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of shareholders (and at each subsequent annual meeting of shareholders), unless all dividends in arrears on the Series D Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series D Preferred Stock being entitled to cast a number of votes per share of Series D Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of shareholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series D Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series D Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series D Preferred Stock in this Section 3.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series D Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series D Preferred Stock, or any shares of stock ranking on a parity with the Series D Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series D Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Articles of Incorporation or in any amendment thereto creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, the holders of Series D Preferred Stock shall have received an amount per share (the “Series D Liquidation Preference”) equal to $10,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series D Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except distributions made ratably on the Series D Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of Series D Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series D Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series D Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The Series D Preferred Stock shall not be redeemable by the Corporation.

Section 9. Rank. The Series D Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series D Preferred Stock.

Section 10. Amendment. At any time any shares of Series D Preferred Stock are outstanding, the Corporation’s Articles of Incorporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting separately as a single class.

Section 11. Fractional Shares. Series D Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series D Preferred Stock.

* * *

IN WITNESS WHEREOF, RENTECH, INC. has caused this certificate to be executed on behalf of the Corporation by the undersigned authorized officer this 5th day of August, 2011.

Name:
Title:

EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER AUGUST 5, 2014 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN, IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 13.3 OF THE TAX BENEFIT PRESERVATION PLAN (THE “PLAN”), OR IF THE BOARD OF DIRECTORS DETERMINES THAT THE NOLS ARE UTILIZED IN ALL MATERIAL RESPECTS OR NO LONGER AVAILABLE IN ANY MATERIAL RESPECT UNDER SECTION 382 OF THE CODE (AS DEFINED IN THE PLAN) OR THAT AN OWNERSHIP CHANGE UNDER SECTION 382 OF THE CODE WOULD NOT ADVERSELY IMPACT IN ANY MATERIAL RESPECT THE TIME PERIOD IN WHICH THE COMPANY COULD USE THE NOLS, OR MATERIALLY IMPAIR THE AMOUNT OF THE NOLS THAT COULD BE USED BY THE COMPANY IN ANY PARTICULAR TIME PERIOD, FOR APPLICABLE TAX PURPOSES. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE PLAN), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE PLAN), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

RENTECH, INC.

This certifies that                 , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of August 5, 2011, as the same may be amended from time to time (the “Plan”), between Rentech, Inc., a Colorado corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on the earliest to occur of: (i) August 5, 2014 or (ii) August 5, 2012 if stockholder approval of the Plan has not been obtained by that date, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one ten-thousandth of a fully paid, nonassessable share of Series D Junior Participating Preferred Stock, par value $10.00 per share (the “Preferred Stock”), of the Company, at a purchase price of $3.75 per one ten-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one ten-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of                     , 20        , based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one ten-thousandths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $.0001 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officer of the Company.

Dated as of                     , 20    .

RENTECH, INC.

By
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

(Please print name and address

of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                     Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person.

Dated:

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise the Right Certificate.)

To: Rentech, Inc.

The undersigned hereby irrevocably elects to exercise                     Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) be issued in the name of (or to, as the case may be):

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person.

Dated:

Signature

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person and such Assignment or Election to Purchase will not be honored.

EXHIBIT C

As described in the Tax Benefit Preservation Plan, Rights which are held by or have been held by an Acquiring Person (as defined in the

Tax Benefit Preservation Plan) and certain transferees thereof shall become null and void and will no longer be transferable.

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED STOCK

The Board of Directors of Rentech, Inc. (the “Company”) declared a dividend of one preferred stock purchase right (individually, a “Right” and collectively, the “Rights”) for each share of Common Stock, par value $.01 (the “Common Stock”), of the Company outstanding at the close of business on August 19, 2011 (the “Record Date”). As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one ten-thousandth of a share of Series D Junior Participating Preferred Stock (the “Preferred Stock”) of the Company at a price of $3.75 per one ten-thousandth of a share of Preferred Stock, subject to certain anti-dilution adjustments (the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of August 5, 2011, as the same may be amended from time to time (the “Plan”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).

By adopting the Plan, the Board of Directors is seeking to protect the Company’s ability to carry forward its net operating losses (collectively, “NOLs”). The Company has experienced substantial operating losses, and for federal and state income tax purposes, the Company may “carry forward” net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. These federal and state NOLs are a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could significantly impair the value of the Company’s NOL asset. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of Common Stock without the approval of the Board of Directors. This would protect the Company’s NOL asset because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code.

Until the earlier to occur of (i) the close of business on the tenth (10) business day following a public announcement that a person or group has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock (an “Acquiring Person”) or (ii) the close of business on the tenth (10) business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates or, with respect to any uncertificated Common Stock registered in book entry form, by notation in book entry, in either case together with a copy of this Summary of Rights. The Board can postpone the Distribution Date in certain circumstances. Shares held by persons participating in a group are deemed to be beneficially owned by all persons treated as the same entity for purposes of Section 382 of the Code. The Plan provides that any person who beneficially owned 4.99% or more of the Common Stock immediately prior to the first public announcement of the adoption of the Plan (each an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Plan unless the Existing Holder becomes the beneficial owner of (x) a percentage of the Common Stock of the Company then outstanding that is more than 1% more than the aggregate percentage of the outstanding Common Stock that such Existing Holder Beneficially Owns as of the date of the Plan or (y) less than 4.99% of the Common Stock of the Company then outstanding (after which, if the Existing Holder becomes the Beneficial Owner of 4.99% or more of the Common Stock of the Company then outstanding, the Existing Holder shall be deemed to be an “Acquiring Person”). The Plan includes a procedure whereby the Board of Directors will consider requests to exempt certain acquisitions of Common Stock of the Company from the applicable ownership trigger if the Board determines that the acquisition will not jeopardize or endanger the availability of the NOLs to the Company.

The Plan provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Plan by reference. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Stock, with or without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire, unless earlier redeemed or exchanged by the Company or terminated, on the earliest to occur of: (i) August 5, 2014, subject to the Company’s right to extend such date (the “Final Expiration Date”), (ii) August 5, 2012 if stockholder approval of the Plan has not been obtained by that date, or (iii) the time at which the Board of Directors determines that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.

Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share or, if greater, an aggregate dividend of 10,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $10,000 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 10,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 10,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 10,000 times the amount received per share of Common Stock. Preferred Stock will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one ten-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person and shares of the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right. In the event that, after a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, for Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Stock or Common Stock on the last trading date prior to the date of exercise.

The Rights may be redeemed in whole, but not in part, at a price of $.0001 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Any of the provisions of the Plan may be amended by the Board of Directors, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person).

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference.

[Logo]

RENTECH, INC.	VOTE BY INTERNET—www.proxyvote.com
10877 Wilshire Boulevard, Suite 600 Los Angeles, California 90024	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the cost incurred by your company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY TELEPHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote “FOR” the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees(s) on the line below.

1.	Election of Directors	☐	☐	☐
	Nominees 01 D. Hunt Ramsbottom		02 Halbert S. Washburn

The Board of Directors recommends you vote “FOR” the following proposals:					For	Against	Abstain

2.	Approval of the Tax Benefit Preservation Plan.				☐	☐	☐

3.	Ratification of selection of independent registered public accounting firm.				☐	☐	☐

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name, by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Ticket for Admission to

2012 Rentech Annual Shareholders Meeting

Time:	8:30 am PDT, June 5, 2012

Place:	Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California

Admission:	This ticket will admit shareholder. Ticket for one guest can be requested upon admission to the annual meeting. Valid admission ticket and government issued picture identification required to enter meeting.

Detach along perforated lines and retain ticket for admission to Annual Meeting

PROXY	Rentech, Inc.	PROXY

Annual Meeting of Shareholders—June 5, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Rentech, Inc., a Colorado corporation, hereby acknowledge(s) receipt of the 2012 Proxy Statement and hereby appoint(s) Colin M. Morris, D. Hunt Ramsbottom, and Dan J. Cohrs, and each of them, proxy and attorney-in-fact, with full of substitution, on behalf and in the name of the undersigned at the Annual Meeting of Shareholders of Rentech, Inc., to be held at the Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California on June 5, 2012 at 8:30 am PDT and at any adjournment or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side.

This proxy will be voted as specified by you. If no choice is specified, the proxy will be voted according to the recommendations of the Board of Directors indicated on the reverse side, and according to the discretion of the Board of Directors for any other matters that may properly come before the meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN AND DATE THIS PROXY AND VOTE

BY ONE OF THE METHODS DESCRIBED ON THE REVERSE SIDE.

(Continued, and to be signed and dated, on the reverse side)